                                                                   EXHIBIT 10.18



IBM Global Services

August 9, 2001
                                                         Consulting Letter
                                                         Statement of Work (SOW)

Mr. James Gifford
Chief Information Officer
NetScreen Technologies, Inc.
350 Oakmead Parkway
Sunnyvale, California 94085

Dear Mr. Gifford:

IBM is pleased to respond to your request for services to provide NetScreen Technologies, Inc. (NetScreen) with a hosting environment and technical support services for your OneWorld version B37.3.1 application. This Consulting Letter will serve as the Statement of Work while we finalize a formal contract in the coming weeks that will supersede this consulting letter. The formal contract will be for a six-month duration.

Thank you for considering IBM as an Application Service Provider for your J.D. Edwards B7.3.3.1 ERP system. IBM proposes a two-phased project intended to make your J.D. Edwards ERP system available from an IBM ASP facility.

IBM Responsibilities

In Phase 1, IBM is to:

     1. Perform a scooping of the configured OneWorld application in preparation for application Management Services (AMS) deployment;
     2. Restore and test the configured production and prototype (CRP) environments up their current state on IBM owned hardware; all unapplied fixes to the application are out of scope and will be managed through the Change Control Process
     3.   Refresh with current data prior to cutover;
     4. Designate a Service Delivery Manager, and work with NetScreen to define level 1, 2 and 3 support procedures. (Level 1 call logging is targeted to be available 24 hours per day, seven days per week. Level 2 support is targeted to be available 13 hours per day, five days per week, from 7 AM to 8 PM ET);
     5. Provide capacity for thirty concurrent users of JDE ASP set vice for up to six months.
     6.   Provide CNC (application technical) and IT (operational) support.
     7.   Increase the capacity of the Enterprise serve to 72.8Gb, using four
          18.2 internal drives. The one time cost of this capacity increase will be passed on to NetScreen through a Change Request.

During Phase I, NetScreen is to define applications in addition to JDE, if any, running on the current ASP at AristaSoft/Exodus for migration to an IBM Hosting facility; those additional applications requirements will be managed through the Change Control Process JDE application fixes to be installed, and negotiate a Phase II agreement covering long-term ASP services to be provided by IBM for NetScreen.


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In Phase II, IBM is to provide ASP services over a multi-year period.

IBM will provide services and products in accordance with your IBM International Customer Agreement (IICA). Your IICA was signed on July 24, 2001, by NetScreen and on July 25, 2001 by IBM, and is incorporated by reference into this authorization.

Under this Phase I authorization, IBM is not responsible for"

Your products:

A third party's products, including products you license from our subcontractors; or IBM's previously installed products.

NetScreen Responsibilities

1) Provide IBM with copies of relevant One World application software and One World data files.
2) Applications in addition to JDE, if any, running on the current ASP for migration to an IBM ASP facility;
3)   JDE release upgrades to be installed, and
4) Negotiate a Phase II agreement covering long-term ASP services to be provided by IBM for NetScreen.
5)   Data Communications link (and cost) to the IBM data center.

NetScreen will also make available the appropriate personnel a necessary for the IBM to provide the desired assistance. In addition, NetScreen will provide the necessary facilities communication and support of any needed system or project documentation to the IBM.

Charges and Estimated Duration
------------------------------

This authorization to proceed with Phase I of the proposed project is valid for up to 60 days from the signing. Charges will include a one-time set up of $237,000.00 plus $16,000 per month. IBM will invoice NetScreen for services provided plus out-of-pocket expenses we incur. NetScreen agrees to pay IBM upon receipt of such invoices.

This Consulting Letter outlines the services to provide NetScreen with a hosted JD Edwards environment and technical (CNC) and IT support services. This offer will expire in 7 days unless extended in writing by IBM. The IBM services described in this Consulting Letter will be performed in accordance with the terms and conditions of the International IBM Customer Agreement in place with NetScreen.

Termination
-----------

Provided that NetScreen has paid the one-time set-up fee and fulfilled it's responsibilities as specified above, IBM shall have no right to cancel or terminate this Agreement, or the services provided hereunder, for a period of three (3) months from the date of this Consulting Letter. Thereafter, for each month of service, provided that NetScreen has paid the monthly service charge specified above applicable to such month and fulfilled their responsibilities, IBM shall


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have no right to cancel or terminate this Agreement, or the services provided hereunder. If NetScreen fails to fulfill it's responsibilities or pay the one-time set-up fee or monthly service charge as specified above, IBM shall have the option to terminate this Agreement as provided in this Consulting Letter. Thereafter either of us may terminate this authorization at any time upon written notice to the other. We will stop all work upon receipt of such written notice. This letter is contingent on a successful review of an IBM Credit Risk Assessment. In any of the above events, the terms of this authorization will become the final understanding of the parties and will govern the services, products, and materials provided through their expiration or termination.

Please confirm that these terms and your IICA are the complete agreement regarding this authorization by signing and returning the enclosed copy of this letter to me. We look forward to starting this project as soon as possible. IBM may utilize materials available from other engagements or sources. Any Deliverables created by IBM under this Engagement Letter Statement of Work will be Type II Materials as defined by the International IBM Customer Agreement.

We are most appreciative of your confidence in IBM Global Services. We are also very excited about the opportunity to work with NetScreen on this project.

Sincerely,

/s/ Larry Mirto
Larry Mirto
Practice Executive
IBM Global Services

Each of us agrees that the complete agreement between us about these Services consists of 1) this Statement of Work and 2) the International IBM Customer Agreement in place NetScreen, Inc.

Agreed to:                              Agreed to:
NetScreen, Inc.                         International Business Machines
                                        Corporation

By /s/ James Gifford                    By /s/ Robert Sisson
   ----------------------------------   -----------------------------------
   Authorized Signature                 Authorized Signature

Name (type or print): James K Gifford   Name (type or print): Robert Sisson
                      ---------------                         -------------

Date: August 9, 2001                    Date: August 9, 2001
      -------------------------------         -----------------------------

IBM Customer #: 6106130
Reference IBM Customer Agreement #: 60033258A

Return Address:
IBM
400 Executive Pkwy.
Suite 300
San Ramon, CA  94568


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ADDITIONAL TERMS AND CONDITIONS
-------------------------------

Required Consent and Indemnity

NetScreen will promptly obtain and provide to IBM all Required Consents necessary for IBM to provide the Services described in the Statement of Work. A Required Consent means any consents or approvals required to give IBM and IBM's subcontractors the right or license to access, use and/or modify (including derivative works) to the hardware, software, firmware and other products that NetScreen uses, without infringing the ownership or license rights (including patent and copyright) of the providers or owners of such products.

NetScreen will indemnify, defend and hold IBM, IBM's affiliates, and subcontractors, harmless from and against any and all claims, losses, liabilities and damages (including reasonable attorneys' fees and costs) arising from or in connection with any claims (including patent and copyright infringement) made against IBM, alleged to have occurred as a result of NetScreen's failure to provide any Required Consents.

IBM will be relieved of the performance of any obligations that may be affected by NetScreen's failure to promptly obtain and provide any Required Consents to IBM.

Proprietary Software

During the course of the project IBM may introduce and utilize pre-existing tools, methodologies, processes, applications code, templates and any related documentation. IBM and NetScreen's project team members may both utilize these tools and products. IBM will retain ownership of all such pre existing proprietary products and IBM will remove those products from NetScreen's systems when this Statement of Work is completed.

Security Disclaimer

IBM is not providing any Security services under this Statement of Work. As such IBM does not make any representations regarding, and NetScreen assumes all responsibility for, the Security readiness, or lack of readiness, of the deliverable(s).

You understand and agree that the Services performed by us will be performed using reasonable care and skill, reflecting the level of knowledge and expertise possessed by those individuals performing the Services at the time such Services are performed. You understand and agree that new technology, configuration changes, software upgrades and routine maintenance, among other items, can create new and unknown security exposures. Moreover, computer "hackers" and other third parties continue to employ increasingly sophisticated techniques and tools, resulting in ever-growing challenges to individual computer system security. It is your sole responsibility to maintain the security of your computer systems and the data contained in them. Our performance of Services does not constitute any representation or warranty by us about the security of your computer systems including, but not limited to, any representation that your computer systems are safe from intrusions or any other security exposures.



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

FINALLY, YOU UNDERSTAND AND AGREE THAT, OTHER THAN THE WARRANTY FOR IBM SERVICES SET FORTH IN THE AGREEMENT, WE PROVIDE NO OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, IN CONNECTION WITH ANY DELIVERABLES UNDER THIS STATEMENT OF WORK, AND THAT ALL OTHER WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OR MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE ARE EXPRESSLY DISCLAIMED.

APPENDIX A:  Project Control Procedure

The following will be utilized if a change to this Statement of Work is required

A Project Change Request (PCR) will be the vehicle for communicating change. The PCR, must describe the change; the rationale for the change and the effect the change will have on the project. The Project Manager/Manager of the requesting party will review the proposed change and determine whether to submit the request to the other party.

The IBM Service Delivery Manager and NetScreen Project Manager will review the proposed change and approve it for further investigation or reject it. IBM will specify any charges for such investigation. If the investigation is authorized, the Project Managers will sign the PCR that will constitute approval for the investigation charges. IBM will invoice NetScreen for any such charges. The investigation will determine the effect that the implementation of the PCR would have on price, schedule and other terms and conditions of the agreement.

A written Change Authorization and/or Project Change Request (PCR) must be signed by both parties to authorize implementation of the investigated changes.



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                               TABLE OF CONTENTS

                                                                            Page

PART 1            - GENERAL ...................................................2
         1.1      Definition ..................................................2
         1.2      Agreement Structure .........................................3
         1.3      Delivery ....................................................5
         1.4      Charges and Payment .........................................5
         1.5      Changes to the Agreement Terms ..............................6
         1.6      IBM Business Partners .......................................7
         1.7      Mutual Responsibilities .....................................7
         1.8      Your Other Responsibilities .................................8
         1.9      Patents and Copyrights ......................................9
         1.10     Limitation of Liability ....................................10
         1.11     Agreement Termination ......................................10
         1.12     Geographic Scope ...........................................11
         1.13     Governing Law ..............................................11
PART 2            - WARRANTIES ...............................................11
         2.1      The IBM Warranties .........................................11
         2.2      Extent of Warranty .........................................12
         2.3      Items Not Covered by Warranty ..............................13
PART 3            - MACHINES .................................................14
         3.1      Title and Risk of Loss .....................................14
         3.2      Production Status ..........................................14
         3.3      Installation ...............................................14
         3.4      Machine Code and Licensed Internal Code ....................15
PART 4            - PROGRAMS .................................................17
         4.1      License ....................................................17
         4.2      License Details ............................................17
         4.3      Program Components Not Used on the Designated Machine ......18
         4.4      Distributed System License Option ..........................18
         4.5      Program Testing ............................................18
         4.6      Program Protection .........................................18
         4.7      Program Services ...........................................18
         4.8      License Termination ........................................19
         4.9      Programs Licensed under Other Agreements ...................19
PART 5            - SERVICES .................................................20
         5.1      IBM Services ...............................................20
         5.2      Personnel ..................................................20
         5.3      Materials Ownership and License ............................20
         5.4      Automatic Service Renewal ..................................20
         5.5      Termination and Withdrawal .................................21
         5.6      Service for Machine (during and after warranty) ............21
         5.7      Automatic Maintenance Coverage (following warranty) ........23
         5.8      Other Maintenance Coverage .................................23
PART 6            - OPTIONS ..................................................24
         6.1      Offshore Acquisitions ......................................24
PART 7            - COUNTRY UNIQUE TERMS .....................................26
         7.1      Multiple Countries .........................................26
         7.2      AMERICAS ...................................................29
         7.3      ASIA PACIFIC ...............................................32
         7.4      EUROPE, MIDDLE EAST, AFRICA (EMEA) .........................38

IBM International Customer Agreement

Part 1

- General

1.1  Definition.

     Customer Lead Company is the legal entity within our Enterprise that signs this Agreement.

     Customer-set-up Machine is an IBM Machine that you install according to IBM's instructions.

     Date of Installation is the following:

     1. for an IBM Machine that IBM is responsible for installing, the business day after the day IBM installs it or, if you defer installation, makes it available to you for subsequent installation by IBM;

     2. for a Customer-set-up Machine and a non-IBM Machine, the second business day after the Machine's standard transit allowance period; and

     3.   for a Program

          a    basic license, the later of the following:

               i.   the day after its testing period ends;

               ii. the second business day after the Program's standard transit allowance period,

          b copy, the date (specified in a Transaction Document) on which IBM authorizes you to make a copy of the Program, and

          c chargeable component, the date you distribute a copy of the chargeable component in support of your authorized use of the Program.

     Designated Machine is either 1) the machine on which you will use a Program for processing and which IBM requires you to identify to it by type/model and serial number, or 2) any machine on which you use the Program if IBM does not require you to provide this identification to IBM.

     Enterprise is any legal entity (such as a corporation) and the subsidiaries it owns by more than 50 percent. An Enterprise also includes other entities which are mutually agreed-to, as listed in Schedule A.

     IBM Lead Company is the legal entity within International Business Machines Corporation's Enterprise that signs this Agreement. The IBM Lead Company and Customer Lead Company are referred to together as "Lead Companies."

     Licensed Internal Code is Machine Code used by certain Machines IBM specifies (called "Specific Machines").

     Machine is a machine, its features, conversions, upgrades, elements, or accessories, or any combination of them. The term "Machine" includes on IBM Machine and any non IBM Machine (including other equipment) that IBM may provide to you.

     Machine Code is microcode, basic input/output system code (called "BIOS"), utility programs, device drivers, and diagnostics delivered with an IBM Machine.

     Materials are literary works or other works of authorship (such as programs, program listings, programming tools, documentation, reports, drawings and similar works) that IBM may deliver to you as part of a Service. The term "Materials" does not include Programs, Machine Code, or Licensed Internal Code.

     Product is a Machine or a Program.

     Program is the following, including the original and all whole or partial copies:

     1.   machine-readable instructions and date;

     2.   components;

     3.   audio-visual content (such as images, text, recordings, or pictures);
          and

     4.   related licensed materials.

     The term "Program" includes an IBM Program and any non-IBM Program that IBM may provide to you. The term does not include Machine Code, Licensed Internal Code, or Materials.

     Service is performance of a task, provision of advice and counsel, assistance, support, or access to a resource (such as access to an information database) IBM makes available to you.

     Specifications is a document that provides information specific to a Product. For an IBM Machine, IBM calls the document "Official Published Specifications". For an IBM Program licensed under this Agreement, IBM calls it "Licensed Program Specifications.

     Specified Operating Environment is the Machine and Programs with which a Program is designed to operate, as described in the Program's Specifications.

1.2  Agreement Structure

     Attachments




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     Some Products and Services have terms in addition to those IBM specifies in this Agreement. IBM provides the additional terms in documents called "Attachments" which are also part of this Agreement. Depending upon their country of use, Attachments may have different names. Attachments will be signed by both of us if requested by either of us.

     Transaction Documents

     For each business transaction, IBM will provide you with the appropriate "Transaction Documents" that confirm the specific details of the transaction. Transaction Documents are also part of this Agreement. Transaction Documents will be signed by both of us if requested by either of us. The following are examples of Transaction Documents with examples of the information they may contain: following are examples of Transaction Documents, with examples of the information they may contain:

     1.   addenda (contract-period duration, start date, and total quantity);

     2. change authorizations (description of agreed changes to an existing Service statement of work);

     3.   exhibits (eligible Products by category);

     4.   invoices (item, quantity, and amount due);

     5. statements of work (scope of Services, responsibilities, deliverables, completion criteria, estimated schedule or contract period, and charges); and

     6. supplements (Machine quantity and type ordered, price, estimated shipment date, and warranty period).

     Conflicting Terms

     If there is a conflict among the terms in the various documents, those of an Attachment prevail over those of this Agreement. The terms of a Transaction Document prevail over those of both of these documents.

     IBM's Acceptance of Your Order

     A Product or Service becomes subject to this Agreement when IBM accepts your order by doing any of the following:

     1.   sending you a Transaction Document;

     2.   shipping the Machine or making the Program available to you; or

     3.   providing the Service.

     Your Acceptance of Additional Terms

     You accept the additional terms in an Attachment or Transaction Document by doing any of the following:




                                       4

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     1.   signing the Attachment or Transaction Document;

     2.   using the Product or Service, or allowing others to do so; or

     3.   making any payment for the Product or Service.

1.3  Delivery

     IBM will try to meet your delivery requirements for Products and Services you order, and will inform you of their status. Transportation charges, if applicable, will be specified in a Transaction Document.

1.4  Charges and Payment

     The amount payable for a Product or Service will be based on one or more of the following types of charges:

     1.   one-time (for example, the price of a Machine);

     2. recurring (for example, a periodic charge for Programs or measured use of Services);

     3.   time and materials (for example, charges for hourly Services); or

     4. fixed price (for example, a specific amount agreed to between us for a custom Service).

     Depending on the particular Product, Service, or circumstance, additional charges may apply (such as special handling or travel related expenses). IBM will inform you in advance whenever additional charges apply.

     Recurring charges for a Product begin on (or, in some countries, after) its Date of Installation. Charges for Services are billed as IBM specifies which may be in advance, periodically during the performance of the Service, or after the Service is completed.

     Amounts are due upon receipt of invoice and payable as IBM specifies in a Transaction Document. You agree to pay accordingly, including any late payment fee.

     It any authority imposes a duty, tax, levy, or fee, excluding those based on IBM's net income, upon any transaction under the Agreement, then you agree to pay that amount as specified in an invoice or supply exemption documentation. You are responsible for personal property taxes for each Product from the date IBM ships it to you.

     One-time and recurring charges may be based on measurements of actual or authorized use (for example, number of users or processor size for Programs, meter readings for maintenance Services or connect time for network Services). You agree to provide actual usage data if IBM specifies. If you make changes to your environment that impact use charges (for example, change processor size or configuration for Programs), you agree to


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     promptly notify IBM and pay any applicable charges. Recurring charges will be adjusted accordingly. Unless IBM agrees otherwise, IBM does not give credits or refunds for charges already due or paid. In the event that IBM changes the basis of measurements, its terms for changing charges will apply.

     IBM may increase recurring charges for Products and Services, as well as labor rates and minimums for Services provided under the Agreement, by giving you three months' written notice. As increase applies on the first day of the invoice or charging period on or after the effective date IBM specifies in the notice.

     IBM may increase one-time charges without notice. However, an increase to one-time charges does not apply to you if 1) IBM receives your order before the announcement date of the increase and 2) one of the following occurs within three months after IBM's receipt of your order:

     1.   IBM ships you the Machine or makes the Program available to you;

     2. you make an authorized copy of a Program or distribute a chargeable component of a Program to another Machine; or

     3.   a Program's increased use charge becomes due.

     You receive the benefit of a decrease in charges for amounts which become due on or after the effective date of the decrease.

     Services for which you prepay must be used within the applicable contract period. Unless IBM specifies otherwise, IBM does not give credits or refunds for unused prepaid Services.

1.5  Changes to the Agreement Terms

     For a change to the terms of this Agreement (Parts 1 through 7) to be valid, both of us must sign it.

     In order to maintain flexibility in our business relationship however, IBM may change the terms of its Product and Service offerings by giving you three months' written notice. These changes are not retroactive. They apply, as of the effective date IBM specifies in the notice, only to new orders, renewals, and on-going transactions that do not expire. For on-going transactions with a defined renewable contract period, you may request that IBM defer the change effective date until the end of the current contract period if 1) the change affects your current contract period and 2) you consider the change unfavorable. Changes to charges for Products and Services will be implemented as described in the Charges and Payment section above.

     Additional or different terms in any written communication from you (such as an order) are void.




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

1.6  IBM Business Partners

     IBM has signed agreements with certain organizations (called "IBM Business Partners") to promote, market, and support certain Products and Services. When you order IBM Products or Services (marketed to you by IBM Business Partners) under this Agreement, IBM confirms that it is responsible for providing the Products or Services to you under the warranties and other terms of this Agreement. IBM is not responsible for 1) the actions of IBM Business Partners 2) any additional obligations they have to you, or 3) any products or services that they supply to you under their agreements.

1.7  Mutual Responsibilities

     Both of us agree that under this Agreement:

     1. neither of us grants the other the right to use its (or any of its Enterprise's) trademarks, trade names, or other designations in any promotion of publication without prior written consent;

     2. all information exchanged is non-confidential. If either of us requires the exchange of confidential information, it will be made under a signed confidentiality agreement;

     3.   each of us is free to enter into similar agreements with others;

     4. each of us grants the other only the licenses and rights specified. No other licenses or rights (including licenses or rights under patents) are granted;

     5. each of us may communicate with the other by electronic means and such communication is acceptable as a signed writing to the extent permissible under applicable law. An identification code (called a "user ID") contained in an electronic document is sufficient to verify the sender's identity and the document's authenticity;

     6. each of us will allow the other reasonable opportunity to comply before it claims that the other has not met its obligations;

     7. neither of us will bring a legal action more than two years after the cause of action arose unless otherwise provided by applicable law without the possibility of contractual waiver or limitation;

     8. neither of us is responsible for failure to fulfill any obligations due to causes beyond its control; and

     9. neither of us may assign this Agreement, in whole or in part, without the prior written consent of the other. Any attempt to do so is void. Neither of us will unreasonably withhold such consent. The assignment of this Agreement, in whole or in part, within the Enterprise of which either of us is a part or to a successor organization by merger or acquisition does not require the consent of the other. It is not considered an assignment for IBM to divest a portion of its business in a manner that similarly affects all of its customers.

1.8  Your Other Responsibilities

     You agree:

     1. not to resell any Service without IBM's prior written consent. Any attempt to do so is void;

     2. that this Agreement will not create any right to cause of action for any third party, nor will IBM be responsible for any third party claims against you except as described in the Patents and Copyrights section below or as permitted by the Limitation of Liability section below for bodily injury (including death) or damage to real or tangible personal property for which IBM is legally liable;

     3. to acquire Machines with the intent to use them within your Enterprise and not for reselling, leasing, or transferring to a third party, unless either of the following applies -

          a.   you are arranging lease-back financing for the Machines, or

          b. you purchase them without any discount or allowance, and do not remarket them in competition with IBM's authorized remarketers;

     4. to allow IBM to install mandatory engineering changes (such as those required for safety) on a Machine. Any parts IBM removes become IBM's property. You represent that you have the permission from the owner and any lien holders to transfer ownership and possession of removed parts to IBM;

     5. that you are responsible for the results obtained from the use of the Products and Services;

     6. to provide IBM with sufficient, free, and safe access to your facilities for IBM to fulfill its obligations;

     7. to allow International Business Machines Corporation and entities within its Enterprise to store and use your contact information, including names, phone numbers, and e-mail addresses, anywhere they do business. Such information will be processed and used in connection with our business relationship, and may be provided to contractors, Business Partners, and assignees of International Business Machines Corporation and entities within its Enterprise for uses consistent with their collective business activities, including communicating with you (for example, for processing orders, for promotions, and for market research); and

     8.   to comply with all applicable export and import laws and regulations.

1.9  Patents and Copyrights

     For purposes of this section, the term "Product" includes Materials, Machine Code and Licensed Internal Code.

     If a third party claims that a Product IBM provides to you infringes that party's patent or copyright, IBM will defend you against that claim at its expense and pay all costs, damages, and attorney's fees that a court finally awards or that are included in a settlement approved by IBM, provided that you:

     1.   promptly notify IBM in writing of the claim; and

     2. allow IBM to control, and cooperate with IBM in, the defense and any related settlement negotiations.

     If such a claim is made or appears likely to be made, you agree to permit IBM to enable you to continue to use the Product, or to modify it, or replace it with one that is at least functionally equivalent. If IBM determines that none of these alternatives is reasonably available, you agree to return the Product to IBM on its written request. IBM will then give you a credit equal to:

     1. for a Machine, your net book value provided you have followed generally-accepted accounting principles;

     2. for a Program, the amount paid by you or 12 months' charges (whichever is less); and

     3. for Materials, the amount you paid IBM for the creation of the Materials.

     This is IBM's entire obligation to you regarding any claim of infringement.

     Claims for Which IBM is Not Responsible

     IBM has no obligation regarding any claim based on any of the following:

     1. anything you provide which is incorporated into a Product or IBM's compliance with any designs, specifications, or instructions provided by you or by a third party on your behalf;

     2. your modification of a Product, or a Program's use in other than its Specified Operating Environment;

     3. the combination, operation, or use of a Product with other Products not provided by IBM as a system, or the combination, operation of use of a Product with any product, data, apparatus, or business method that IBM did not provide, or the distribution, operation or use of a Product for the benefit of a third party outside your Enterprise; or


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

     4.   infringement by a non-IBM Product alone.

1.10 Limitation of Liability

     Circumstances may arise where, because of a default on IBM's part or other liability, you are entitled to recover damages from IBM. In each such instance, regardless of the basis on which you are entitled to claim damages from IBM (including fundamental breach, negligence, misrepresentation, or other contract or tort claim), IBM is liable for no more than:

     1.   payments referred t in the Patents and Copyrights section above;

     2. damages for bodily injury (including death) and damage to real property and tangible personal property; and

     3. the amount of any other actual direct damages up to the greater of U.S. $100,000 (or equivalent in local currency) or the charges (if recurring, 12 months' charges apply) for the Product or Service that is the subject of the claim. For purposes of this item, the term "Product" includes Materials, Machine Code, and Licensed Internal Code.

     This limit also applies to any of IBM's subcontractors and Program developers. It is the maximum for which IBM and its subcontractors and Program developers are collectively responsible.

     Items for Which IBM is Not Liable

     Under no circumstances is IBM, its subcontractors, or Program developers liable for any of the following even if informed of their possibility:

     1.   loss of, or damage to, data;

     2. special, incidental, or indirect damages or for any economic consequential damages; or

     3.   lost profits, business, revenue, goodwill, or anticipated savings.

1.11 Agreement Termination

     Either of us may terminate this Agreement on written notice to the other following the expiration or termination of the terminating party's obligations.

     Either of us may terminate this Agreement if the other does not comply with any of its terms, provided the one who is not complying is given written notice and reasonable time to comply.

     Any terms of this Agreement which by their nature extend beyond the Agreement termination remain in effect until fulfilled, and apply to both of our respective successors and assignees.

1.12 Geographic Scope

     The rights, duties, and obligations of each of us are valid only in the country in which the transaction is performed or, if IBM agrees, the country where the Product is placed in productive use, except that all licenses are valid as specifically granted.

1.13 Governing Law

     Both you and IBM consent to the application of the laws of the country in which the transaction is performed to govern, interpret, and enforce all of your and IBM's rights, duties, and obligations arising from, or relating in any manner to, the subject matter of this Agreement, without regard to conflict of law principles.

     In the event that any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement remain in full force and effect.

     Nothing in this Agreement affects any statutory rights of consumers that cannot be waived or limited by contract.

     The United Nations Convention on Contracts for the International Sale of Goods does not apply.

IBM International Customer Agreement

Part 2

- Warranties

2.1  The IBM Warranties.

     Unless IBM specifies otherwise, the following warranties apply only in the country of acquisition.

     Warranties for IBM Machines

     For each IBM Machine, IBM warrants that it:

     1.   is free from defects in materials and workmanship; and

     2.   conforms to its Specifications.

     The warranty period for a Machine is a specified, fixed period commencing on its Date of Installation. During the warranty period, IBM provides repair and exchange Service for the Machine, without charge, under the type of Service IBM designates for the Machine.

     If a Machines does not function as warranted during the warranty period and IBM is unable to either 1) make it do so or 2) replace it with one that is at least functionally equivalent, you may return it to IBM and your money will be refunded.

     Following expiration of the warranty period all IBM Machines you acquire under this Agreement will automatically receive maintenance Service for a charge unless you request in writing that this Service not be provided.

     Additional terms regarding Service for Machines during and after the warranty period are contained in Part 5.

     Warranty for IBM Programs

     For each warranted IBM Program, IBM warrants that when it is used in the Specified Operating Environment, it will conform to its Specifications.

     The warranty period for a Program expires when its Program Services are no longer available. During the warranty period, IBM provides defect-related Program Services without charge. Program Services are available for a warranted Program for at least one year following its general availability.

     If a Program does not function as warranted during the first year after you obtain your license and IBM is unable to make it do so, you may return the Program and your money will be refunded. To be eligible, you must have obtained your license while Program Services (regardless of the remaining duration) were available for it. Additional terms regarding Program Services are contained in part 4.

     Warranty for IBM Services

     For each IBM Service, IBM warrants that IBM performs it:

     1.   using reasonable care and skill; and

     2. according to its current description (including any completion criteria) contained in this Agreement, an Attachment, or a Transaction Document.

     Warranty for Systems

     Where IBM provides Products to you as a system IBM warrants that they are compatible and will operate with one another. This warranty is in addition to IBM's other applicable warranties.

2.2  Extent of Warranty

     The warranties stated above will not apply to the extent that there has been misuse, accident, modification, unsuitable physical or operating environment, operation in other than the Specified Operating Environment, improper maintenance by you, or failure caused by a product for which IBM is not responsible. With respect to Machines, the warranty is voided by removal or alteration of Machine or parts identification labels.

     THESE WARRANTIES ARE YOUR EXCLUSIVE WARRANTIES AND REPLACE ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

2.3  Items Not Covered by Warranty

     IBM does not warrant uninterrupted or error-free operation of a Product or Service or that IBM will correct all defects,

     IBM will identify IBM Products that it does not warrant.

     Unless IBM specifies otherwise, it provides Materials, non-IBM Products, and non-IBM Services WITHOUT WARRANTIES OF ANY KIND. However, non-IBM manufacturers, suppliers, or publishers may provide their own warranties to you.

IBM International Customer Agreement

Part 3

- Machines

3.1  Title and Risk of Loss

     IBM transfers title to a Machine to you or, if you choose, your lessor, upon payment of all the amounts due. For a feature, conversion, or upgrade involving the removal of parts which become IBM's properly, IBM reserves transfer of title until IBM receives payment of all the amounts due and the removed parts.

     IBM bears the risk of loss for the Machine up to and including its Date of Installation. Thereafter, you assume the risk.

3.2  Production Status

     Each IBM Machine is manufactured from parts that may be new or used. In some cases, a Machine may not be new and may have been previously installed. Regardless, IBM's appropriate warranty terms apply.

3.3  Installation

     You agree to provide an environmental meeting the specified requirements for the Machine.

     IBM has standard installation procedures. IBM will successfully complete these procedures before it considers an IBM Machine (other than a Machine for which you defer installation or a Customer-set-up Machine) installed.

     You are responsible for installing a Customer-set-up Machine and, unless IBM agrees otherwise, a non-IBM Machine.

     Machine Features, Conversion and Upgrades

     IBM sells features, conversions and upgrades for installation on Machines, and, in certain instances, only for installation on a designated, serial-numbered Machine. Many of these transactions involve the removal of parts and their return to IBM. As applicable, you represent that you have the permission from the owner and any lien holders to 1) install features, conversions and upgrades 2) transfer ownership and possession of removed parts (which become IBM's property) to IBM. You further represent that all removed parts are genuine, unaltered, and in good working order. A part that replaces a removed part will assume the warranty or maintenance Service status of the replaced part. You agree to allow IBM to install the feature, conversion, or upgrade within 30 days of its delivery. Otherwise, IBM may terminate the transaction and you must return the feature, conversion, or upgrade to IBM at your expense.

3.4  Machine Code and Licensed Internal Code

     Machine Code is licensed under the terms of the agreement provided with it and this Agreement.

     Certain Machines IBM specifics (called "Specific Machines") use Licensed Internal Code (called "LIC"). International Business Machines Corporation, one of the entities within its Enterprise, or a third party owns LIC including all copyrights in LIC and all copies of LIC (this includes the original LIC, copies of the original LIU, and copies made from copies). LIC is copyrighted and licensed (not sold).

     IBM will identify each Specific Machine in a Transaction Document. If you are the rightful possessor of a Specific Machine, IBM grants you a license to use the LIC (or any replacement IBM provides) on, or in conjunction with, only the Specific Machine, designated by serial number, for which the LIC is provided. IBM licenses the LIC to only one rightful possessor at a time.

     Under each license, IBM authorizes you to do only the following:

     1. execute the LIC to enable the Specific Machine to function according to its Specifications;

     2. make a backup or archival copy of the LIC (unless IBM makes one available for your use), provided you reproduce the copyright notice end any other legend of ownership on the copy. You may use the copy only to replace the original when necessary and

     3.   execute and display the LIC as necessary to maintain the Specific
          Machine.

     You agree to acquire any replacement for, or additional copy of, LIC directly from IBM in accordance with IBM's standard policies and practices. You also agree to use that LIC under these terms.

     You may transfer possession of the LIC to another party only with the transfer of the Specific Machine. If you do so, you must 1) destroy all your copies of the LIC that were not provided by IBM, 2) either give the other party all your IBM-provided copies of the LIC or destroy them, and 3) notify the other party of these terms. IBM licenses the other party when that party accepts these terms by initial use of the LIC. These terms apply to all LIC you acquire from any source.

     Your license terminates when you no longer rightfully possess the Specific Machine.

     Actions You Inlay Not Take

     You agree to use the LIC only as authorized above. You may not do, for example, any of the following:

     1. otherwise copy, display, transfer, adapt, modify, or distribute the LIC (electronically or otherwise), except as IBM may authorize in the Specific Machine's Specifications or in writing to you;

     2. reverse assemble, reverse compile, or otherwise translate the LIC unless expressly permitted by applicable law without the possibility of contractual waiver.

     3.   sublicense or assign the license for the LIC; or

     4.   lease the LIC or any copy of it.

IBM International Customer Agreement

Part 4

- Programs

4.1  License

     When IBM accepts your order, IBM grants you a nonexclusive, nontransferable license to use the Program in the country in which the transaction is performed. Programs are owned by International Business Machines Corporation, one of the entities within its Enterprise, or a third party and are copyrighted and licensed (not sold).

4.2  License Details

     Under each license, IBM authorizes you to:

     1. use the Program's machine-readable portion on only the Designated Machine. If the Designated Machine is inoperable, you may use another machine temporarily. If the Designated Machine cannot assemble or compile the Program, you may assemble or compile the Program on another machine.

          If you change a Designated Machine previously identified to IBM, you agree to notify IBM of the charge did its effective date;

     2.   use the Program to the extent of authorizations you have acquired;

     3. make and Install copies of the Program, to support the level of use authorized, provided you reproduce the copyright notices and any other legends of ownership on each copy or partial copy, and

     4. use any portion of the Program IBM 1) provides in source form, or 2) marks restricted (for example, "Restricted Materials of IBM") only to-

          a.   resolve problems related to the use of the Program, and

          b. modify the Program so that It will work together with other products.

     You agree to comply with any additional terms IBM may place on a Program. IBM identifies these in the Program's Specifications or in a Transaction Document.

     Actions You May Not Take

     You agree not to:

     1. reverse assemble, reverse compile, or otherwise translate the Program unless expressly permitted by applicable law without the possibility of contractual waiver; or

     2.   sublicense, assign, rent, or lease the Program.

4.3  Program Components Not Used on the Designated Machine

     Some Programs have components that ore designed for use on machines other than the Designated Machine on which the Program is used. You may make copies of a component and its documentation in support of your authorized use of the Program. For chargeable components, you agree to notify IBM of the component's actual date of distribution which is its Date of Installation.

4.4  Distributed System License Option

     For some programs, you may make a copy under a Distributed System License Option (called a "DGLO" copy). IBM charges less for a DSLO copy than for the original license (called the "Basic" license). In return for the lesser charge, you agree to do the following while licensed under a DSLO:

     1.   have a Basic license for the Program;

     2. provide problem documentation and receive Program Services (if any) only through the location of the Basic license; and

     3. distribute to, and install on, the DSLO's Designated Machine, any release, correction, or bypass that IBM provides for the Basic license.

4.5  Program Testing

     IBM provided a testing period for certain Programs to help you evaluate if they meet your needs. If IBM offers a testing period, it will start 1) the second business day after the Program's standard transit allowance period, or 2) on another date specified in a Transaction Document. IBM will inform you of the duration of the Program's testing period.

4.6  Program Protection

     For each Program, you agree to:

     1. ensure that anyone who uses it (accessed either locally or remotely) does so only for your authorized use and complies with the IBM's terms regarding Programs; and

     2.   maintain a record of all copies and provide it to IBM at this request.

4.7  Program Services

     IBM provides Program Services for warranted Programs and for selected other Programs. If IBM can reproduce your reported problem in the Specified Operating Environment,

     IBM will issue defect correction information, a restriction, or a bypass. IBM provides Program Services for only the unmodified portion of a current release of a Program.

     IBM provides Program Services 1) on an on-going basis (with at least six months' written notice before IBM terminates Program Services), 2) until the date IBM specifies, or 3) for a period IBM specifies.

4.8  License Termination

     You may terminate the license for a Program on one month's written notice, or at any time during the Program's testing period.

     Licenses for certain replacement Programs may be acquired for an upgrade charge. When you acquire these replacement Programs, you agree to terminate the license of the replaced Programs when charges become due, unless IBM specifies otherwise.

     IBM may terminate your license if you fail to comply with the licensed terms. If IBM does so, your authorization to use the Program is also terminated.

4.9  Programs Licensed under Other Agreements

     IBM provides many Programs which are licensed under the terms of the agreements provided with them.

IBM International Customer Agreement

Part 5

- Services

5.1  IBM Services

     Services may be either standard offerings or customized to specific requirements.

5.2  Personnel

     Each of us is responsible for the supervision, direction, control, and compensation of our respective personnel.

     IBM reserves the right to determine the assignment of its personnel.

     IBM may subcontract a Service, or any part of it, to subcontractors selected by IBM.

5.3  Materials Ownership and License

     IBM will specify Materials to be delivered to you. IBM will identify them as being "Type I Materials," "Type II Materials," or otherwise as we both agree. If not specified, Materials will be considered Type II Materials.

     Type I Materials are those, created during the Service performance period, in which you will have all right, title and interest (including ownership of copyright). IBM will retain one coy of the Materials. You grant IBM 1) an irrevocable, nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform, distribute (internally and externally) copies of, and prepare derivative works based on, Type I Materials and 2) the right to authorize others to do any of the former.

     Type II Materials are those, created during the Service performance period or otherwise (such as those that preexist the Service), in which IBM or third parties have all right, title, and interest (including ownership of copyright). IBM will deliver one copy of the specified Materials to you. IBM grants you an irrevocable, nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform, and distribute, within your Enterprise only, copies of Type II Materials.

5.4  Automatic Service Renewal

     Renewable Service renew automatically for a same length contract period unless either of us provides written notification (at least one month prior to the end of the current contract period) to the other of its decision not to renew.

5.5  Termination and Withdrawal

     Either of us may terminate a Service if the other does not meet its obligations concerning the Service.

     You may terminate a Service, on notice to IBM provided you have met all minimum requirements and paid any adjustment chares specified in the applicable Attachments and Transaction Documents. For a maintenance Service, you may terminate without adjustment charge provided any of the following circumstances occur:

     1. you permanently remove the eligible Product, for which the Service is provided, from productive use within your enterprise;

     2. the eligible location, for which the Service is provided, is no longer controlled by you (for example, because of sale or closing of the facility); or

     3. the Machine has been under maintenance Service for at least six months and you give IBM one month's written notice prior to terminating the maintenance Service.

     You agree to pay IBM for 1) all Services IBM provides and any Product and Materials IBM delivers through Service termination, 2) all expenses IBM incurs through Service termination, and 3) any charges IBM incurs in terminating the Service.

     IBM may withdraw a Service or support for an eligible Product on three months' written notice to you. If IBM withdraws a Service for which you have prepaid and IBM has not yet fully provided it to you, IBM will give you a prorated refund.

     Any terms which by their nature extend beyond termination or withdrawal remain in effect until fulfilled and apply to respective successors and assignees.

5.6  Service for Machine (during and after warranty)

     IBM provides certain types of Service to keep Machines in, or restore them to, conformance with their Specifications. IBM will inform you of the available types of Service for a Machine based on its county of installation. At its discretion, IBM will 1) either repair or exchange the failing Machine and 2) provide the Service either at your location or a service center.

     When the type of Service requires that you deliver the failing Machine to IBM, you agree to ship it suitably packaged (prepaid unless IBM specifies otherwise) to a location IBM designates. After IBM has repaired or exchanged the Machine, IBM will return it to you at its expense unless IBM specifies otherwise. IBM is responsible for loss of, or damage to, your Machine while it is 1) in IBM's possession or 2) in transit in those cases where IBM is responsible for the transportation charges.

     You agree to:

     1. obtain authorization fro the owner to have IBM service a Machine that you do not own; and

     2.   where applicable, before IBM provides Service -

          a. follow the problem determination, problem analysis, and service request procedures that IBM provides,

          b.   secure all programs, data, and funds contained in a Machine, and

          c.   inform IBM of changes in a Machine's location.

     When Service involves the exchange of a Machine or part, the item IBM replaces becomes its property and the replacement becomes yours. You represent that all removed items are genuine and unaltered. The replacement may not be new, but will be in good working order and at least functionally equivalent to the item replaced. The replacement assumes the warranty or maintenance Service status of the replaced item. Before IBM exchanges a Machine or part, you agree to remove all features, parts, options, alterations, and attachments not under IBM's service. You also agree to ensure that the item is free of any legal obligations or restrictions that prevent its exchange.

     Some parts of IBM Machines are designated as Customer Replaceable Units (called "CRUs"), e.g., keyboards, memory, or hard disk drives. IBM provides CRUs to you for replacement by you. You must return all defective CRUs to IBM within 30 days of your receipt of the replacement CRU. You are responsible for downloading designated Machine Code and Licensed Internal Code updates from an IBM Internet Web site or from other electronic media, and following the instructions that IBM provides.

     Any feature, conversion, or upgrade IBM services must be installed on a Machine which is 1) for certain Machines, the designated, serial-numbered Machine and 2) at an engineering-change level compatible with the feature, conversion, or upgrade.

     Repair and exchange Service does not cover:

     1. accessories, supply items, and certain parts, such as batteries, frames, and covers;

     2. Machines damaged by misuse, accident, modification, unsuitable physical or operating environment, or improper maintenance by you;

     3. Machines with removed or altered Machine or parts identification labels;

     4.   failures caused by a product for which IBM is not responsible; or

     5.   service of Machine alternations.

     IBM manages and installs selected engineering changes that apply to IBM Machines and may also perform preventive maintenance.

     IBM provides maintenance Service for selected non- IBM Machines.

     Warranty Service Upgrade

     For certain Machines, you ay select a Service upgrade from the standard type of warranty Service for the Machine. IBM charges for the Service upgrade during the warranty period.

     You may not terminate the Service upgrade or transfer it to another Machine during the warranty period. When the warranty period ends, the Machine will convert to maintenance Service at the same type of Service you selected for warranty Service upgrade.

5.7  Automatic Maintenance Coverage (following warranty)

     All IBM Machines you acquire under this Agreement will automatically be covered by billable maintenance Service, unless you request otherwise in writing, following expiration of their warranty. The type of Service will be that provider for IBM Machines of the same type installed at that location. If there are no similar IBM Machines, then the type of Service will be the basic Service available for that Machine type. You may cancel the automatic coverage by notifying IBM in writing within one month after the date of the Machine's first maintenance Service invoice. However, you will be charged for any maintenance Service which IBM has performed at your request.

5.8  Other Maintenance Coverage

     Whenever you order maintenance Service for Machines that are not subject to automatic maintenance coverage, IBM will inform you of the date on which maintenance Service will begin. IBM may inspect the Machine within one month following that date. If the Machine is not in an acceptable condition for service, you may have IBM restore it for a charge. Alternatively, you may withdraw your request for maintenance Service. However, you will be charged for any maintenance service which IBM has performed at your request.

IBM International Customer Agreement

Part 6

- Options

6.1  Offshore Acquisitions

     In certain countries, Products will be provided directly from International Business Machines Corporation or its subsidiaries through an offshore acquisition. With this option, delivery, acquisition, and applicable transfer of title take place outside the country of installation and you are responsible for importation. Charges are based on the country of installation. Warranty and installation responsibilities are performed by a local service organization. Other Services will be provided by the local International Business Machines Corporation subsidiary under separate terms.

     The following terms amend the sections specified below for offshore acquisitions:

     1.4  Charges and Payment

     The following is added to this section:

     You agree to pay in full all charges due upon shipment from the supplying location either:

     1. as cash prepayment by certified check or bank transfer in a form mutually acceptable; or

     2. by establishment of a letter of credit under the provisions specified in a Transaction Document.

     Adjustments, taxes and additional charges chargeable to you under this Agreement may be billed subsequent to shipment and are payable in full, in the currency specified in the relevant Transaction Document, within 30 days of the date of such billing.

     International Business Machines Corporation, or its subsidiary providing Products to you, may cancel this Agreement or any order under it without liability on its part if you fail to provide cash prepayment or to establish a letter of credit in accordance with the provisions specified in the relevant Transaction Document.

     You will bear the full cost and responsibility for obtaining all necessary consents from any government or related authority to enable you to clear the Machines from customs for importation into the country of installation.

     1.12 Geographic Scope

     The following replaces this section:

     All your rights and all obligations of International Business Machines Corporation (or its subsidiary providing Products to you) are valid only in the country in which the transaction is performed or, if International Business Machines Corporation (or its subsidiary providing Products to you) agrees, the country where the Product is placed in productive use, except that all licenses are valid as specifically granted.

     3.1  Title and Risk of Loss

     The following replaces the first sentence in this section:

     Title to each Machine will pass to you between the port of exportation and the port of importation of the country of installation provided payment has been received in full.

     4.1  License

     The following replaces this section:

     When your order is accepted, you will be granted a nonexclusive, nontransferable license to use the Program in the country in which the Program is installed. Programs are owned by International Business Machines Corporation, one of the entities within its Enterprise, or a third party and are copyrighted and licensed (not sold).

IBM International Customer Agreement

Part 7

- Country Unique Terms

     The terms of this Agreement apply for all countries specified in Schedule A except that the following terms are country amendments which replace or modify terms in Parts 1 through 6 for the identified country. All terms in Parts 1 through 6 which are not changed by these amendments remain in effect.

     This part 7 is organized as follows:

     7.1 contains multiple country amendments to Part 1, section 1.13 Governing Laws;
     7.2 contains the Americas country amendments to other Agreement terms;
     7.3 contains the Asia Pacific country amendments to other Agreement terms; and
     7.4 contains the Europe, Middle East, and Africa country amendments to other Agreement terms.

7.1  Multiple Countries

     Part I - General

     1.13 Governing Law

     The following replaces the first paragraph in this section as it applies for those countries identified in bold print below:

     Both you and IBM consent to the application of the laws of the country, in which the transaction is performed to govern, interpret, and enforce all of your and IBM's rights, duties, and obligations arising from, or relating in any manner to, the subject matter of this Agreement, without regard to conflict of law principles. However, the phrase "the laws of the country in which the transaction is performed" is replaced by the following phrases 1) "the law of Austria" in Albania, Armenia, Azerbeijan, Belarus, Bosnia-Herzegovina, Bulgaria, Croatia, Georgia, Hungary, Kazakhstan, Kyrghystan, FYR Macedonia, Moldavia, Poland, Romania, Russia, Slovakia, Slovenia, Tajikistan, Turkmenistan, Ukraine, Uzbekistan, and FR Yugoslavia;
     2) "the laws of the State or Territory in which the transaction is performed" in Australia; 3) "the laws of France" in Algeria, Benin, Burkina Faso, Cameroon, Cape Verde, Central African Republic, Chad, Comoros, Congo Republic, Djibouti, Democratic Republic of Congo, Equatorial Guinea, French Guiana, French Polynesia, Gabon, Gambia, Guinea, Guinea-Bissau, Ivory Coast, Lebanon, Madagascar, Mali, Mauritania, Mauritius, Mayotte, Morocco, New Celedonia, Niger, Reunion, Senegal, Seychelles, Togo, Tunisia, Vanuatu, and Wallis & Futuna; 4) "the laws of the Province of Ontario" in Canada; 5) "the laws of Finland" in Estonia, Latvia, and Lithuania; 6) "the laws of England" in Angola, Bahrain, Botswana, Burundi, Egypt, Eritrea, Ethiopia, Ghana, Jordan, Kenya, Kuwait, Liberia, Malawi, Malta, Mozambique, Nigeria, Oman, Pakistan, Qatar, Rwanda, Sao Tome, Saudi Arabia, Sierra Leone, Somalia,

     Tanzania, Uganda, United Arab Emirates, the United Kingdom, West Bank/Gaza, Yemen, Zambia, and Zimbabwe; 7) "the laws of the State of New York, United States of America" in Cambodia, Laos, the United States of America, and Vietnam; 8) "the laws of the State of New York, United States of America (except when local law requires otherwise)" in the People's Republic of China; and 9) "the laws of Hong Kong Special Administrative Region of China" in Hong Kong, Macau, and Taiwan.

     The following paragraphs pertaining to jurisdiction and arbitration are added to this section as they apply for those countries identified in bold print below:

     Jurisdiction

     All of rights, duties and obligations are subject to the courts of the country in which the transaction is performed except that 1) in Argentina any litigation arising from this Agreement will be settled exclusively by the Ordinary Commercial Court of the city of Buenos Aires, 2) in Angola, Bahrain, Botswana, Burundi, Egypt, Eritrea, Ethiopia, Ghana, Jordan, Kenya, Kuwait, Liberia, Malawi, Malta, Mozambique, Nigeria, Oman, Pakistan, Qatar, Rwanda, Sao Tome, Saudi Arabia, Sierra Leone, Somalia, Tanzania, Uganda, United Arab Emirates, West Bank/Gaza, Yemen, Zambia, and Zimbabwe all disputes arising out of this Agreement or related to its execution, including summary proceedings, will be submitted to the exclusive jurisdiction of the English courts; 3) in Brazil any litigation arising from this Agreement will be settled exclusively by the court of Rio de Janeiro, RJ; 4) in France, Algeria, Benin, Burkina Faso, Cameroon, Cape Verde, Central African Republic, Chad, Comoros, Congo Republic, Djibouti, Democratic Republic of Congo, Equatorial Guinea, French Guiana, French Polynesia, Gabon, Gambia, Guinea, Guinea-Bissau, Ivory Coast, Lebanon, Madagascar, Mali, Mauritania, Mauritius, Mayotte, Morocco, New Caledonia, Niger, Reunion, Senegal, Seychelles, Togo, Tunisia, Vanuatu, and Wallis & Futuna all disputes arising out of this Agreement or related to its violation or execution, including summary proceedings, will be settled exclusively by the Commercial Court of Paris; 5) in Turkey all disputes arising out of or in connection with this Agreement shall be resolved by the Istanbul Central (Sultanahmet) Courts and Execution Directorates of Istanbul, the Republic of Turkey; 6) in each of the following specified countries, any legal claim arising out of this Agreement will be brought before, and settled exclusively by, the competent court of a) Athens for Greece, b) Tel Aviv for Israel, c) Milan for Italy, d) Lisbon for Portugal, and e) Madrid for Spain; and 7) in the United Kingdom, both of us agree to submit all disputes relating to this Agreement to the jurisdiction of the English courts.

     Arbitration

     In Albania, Armenia, Azerbeijan, Belarus, Bosnia-Herzogovina, Bulgaria, Croatia, Georgia, Hungary, Kazakhstan, Kyrghystan, FYR Macedonia, Moldavia, Poland, Romania, Russia, Slovakia, Slovenia, Tajikistan, Turkmenistan, Ukraine, Uzbekistan, and FR Yugoslavia all disputes arising out of this Agreement or related to its violation, termination or nullity will be finally settled under the Rules of Arbitration and Conciliation of the International Arbitral Center of the Federal Economic Chamber in

     Vienna (Vienna Rules) by three arbitrators appointed in accordance with these rules. The arbitration will be held in Vienna, Austria, and the official language of the proceedings will be English. The decision of the arbitrators will be final and binding upon both parties. Therefore, pursuant to paragraph 596(2) of the Austrian Code of Civil Procedure, the parties expressly waive the application of paragraph 595(1) figure 7 of the Code. IBM may, however, institute proceedings in a competent court in the country of installation.

     In Cambodia, Laos, and Vietnam disputes and differences arising out of or in connection with this Agreement shall be finally settled by arbitration which shall be held in Singapore in accordance wit the Rules of the International Chamber of Commerce (ICC). The arbitrator or arbitrators designated in conformity with those rules shall have power to rule on their own competence and on the validity of the Agreement to submit to arbitration. The arbitration award shall be final and binding for the parties without appeal and the arbitral award shall be in writing and set forth the findings of fact and the conclusions of law.

     All proceedings shall be conducted, including all documents presented in such proceedings, in the English language. The number of arbitrators shall be three, with each side to the dispute being entitled to appoint one arbitrator.

     The two arbitrators appointed by the parties shall appoint a third arbitrator before proceeding upon the reference. The third arbitrator shall act as chairman of the proceedings. Vacancies in the post of chairman shall be filled by the president of the ICC. Other vacancies shall be filled by the respective nominating party. Proceedings shall continue from the stage they were at when the vacancy occurred.

     If one of the parties refuses or otherwise fails to appoint an arbitrator within 30 days of the date the other party appoints its, the first appointed arbitrator shall be the sole arbitrator, provided that the arbitrator was validly and properly appointed.

     The English language version of this Agreement prevails over any other language version.

     In Estonia, Latvia, and Lithuania all disputes arising in connection with this Agreement will be finally settled in arbitration. Each party will appoint one arbitrator and they will jointly appoint the chairman. If they cannot agree on the chairman, then the chairman will be appointed by the Central Chamber of commerce in Helsinki. In the arbitration, the Finnish law on arbitration will be adhered to. The arbitrators will come together, and the arbitration will take place, in Helsinki. The official language of the proceedings will be English.

     In the People's Republic of China any disputes arising from or in connection with this Agreement will first be resolved through friendly consultation, failing which either of us has the right to submit the dispute to the China International Economic and Trade Arbitration Commission in Beijing, the PRC, for arbitration in accordance with its arbitration rules in force at the time. The arbitration tribunal will consist of three arbitrators. The language to be used therein will be English and Chinese. An arbitral award will be final and binding on all the parties, and will be enforceable under the Convention on the Recognition and Enforcement of Foreign Arbitral Awards (1958). The arbitration fee will be borne by the losing party unless otherwise determined by the arbitral award. During the course of arbitration, this Agreement will continue to be performed except for the part which the parties are disputing and which is undergoing arbitration.

--------------------------------------------------------------------------------

7.2  AMERICAS

     ARGENTINA

     PART 1 - GENERAL

     1.2  Agreement Structure

          IBM's Acceptance of Your Order

          The following sentence replaces this subsection:

          A Product or Service becomes subject to this Agreement when IBM accepts your order by signing a Transaction Document.

          Your Acceptance of Additional Terms, items 2 and 3 do not apply.

     BRAZIL

     PART 1 - GENERAL

     1.2  Agreement Structure

          IBM's Acceptance of Your Order The following sentence replaces this subsection:

          A Product or Service becomes subject to this Agreement when IBM accepts your order by signing a Transaction Document.

          Your Acceptance of Additional Terms, items 2 and 3 do not apply.

     1.4  Charges and Payment

          The following sentence replaces this subsection:

          IBM may increase one-time charges, recurring charges for Products and Services, as well as labor rates and minimums for Services provided under this Agreement with notice. IBM's ability to increase such charges, rates and minimums will be subject to the requirements of Brazilian law.

     1.7  Mutual Responsibilities

          The following replaces Item 5:

          5. each of us may communicate with the other by electronic means and such communication is acceptable as a signed writing. An identification code (called as "user ID") contained in an electronic document is sufficient to verify the sender's identity and the document's authenticity:

          The following replaces Item 7:

          7. neither of us will bring a legal action more than two years after the cause of action arose:

     PART 3 - MACHINES

     3.4  Machine code and Licensed Internal Code

          The following replaces Item 2 under Actions You May Not Take:

          2.   reverse assemble, reverse compile, or otherwise translate the
               LIC:

     PART 4 - PROGRAMS

     4.2  License Details

          The following replaces Item 1 under Actions You May Not Take:

          2. reverse assemble, reverse compile, or otherwise translate the Program; or

     CANADA

     PART 1 - GENERAL

     1.8  Your other responsibilities

          The following replaces Item 3:

          3. to acquire Machines with the intent to use them within your Enterprise and not for reselling, leasing, or transferring to a third party, unless you are arranging lease-back financing for the Machines:

     1.10 Limitation of Liability

          The following replaces Item 2:

          2. damages for bodily injury (including death) and physical harm to real property and tangible personal property caused by IBM's negligence; and

     MEXICO

     PART 1 - GENERAL

     1.4  Charges and Payment

          The following is added after the first sentence in the seventh paragraph:

          For those Products and Services priced in Mexican currency, IBM may increase recurring charges by giving you fifteen days' written notice.

     PERU

     PART 1 - GENERAL

     1.10 Limitation of Liability

          The following is added as the last paragraph applying to this entire section:

          The limitations and exclusions specified in this section will not apply to damages caused by IBM's gross negligence.

     UNITED STATES OF AMERICA

     PART 2 - WARRANTIES

     2.2  Extent of Warranty

          The following paragraph is added to this section:

          If a Machine is subject to federal or state or consumer warranty laws. IBM's statement of limited warranty included with the Machine applies in place of these Machine warranties.

     PART 3 - MACHINES

     3.1  Title and Risk of Loss

          The following replaces the first paragraph:

          When IBM accepts your order, IBM agrees to sell you the Machine described in a Transaction Document. IBM transfer title to you or, if you choose, your lessor when IBM ships the Machine. However, IBM reserves a purchase money security interest in the Machine until IBM receives the amounts due. For a feature, conversion, or upgrade involving the removal of parts which become IBM's property, IBM reserves a security interest until IBM receives a payment of all the amounts due and the removed parts. You agree to sign an appropriate document to permit IBM to perfect its purchase money security interest.

--------------------------------------------------------------------------------

     7.3  ASIA PACIFIC

          AUSTRALIA

          PART 1 - GENERAL

          1.4  Charges and Payment

               Add the following paragraph after the third paragraph:

               All charges or other amounts payable under this Agreement are specified to include applicable goods and services tax ("GST").

               Replace entire paragraph starting "If any authority imposes a duty. . ." with the following paragraph:

               If any government or authority imposes a duty, tax (other than income tax), levy, or fee, on the Agreement or on the Product or Service itself, that is not otherwise provided for in the amount payable, you agree to pay it when IBM invoices you. If the rate of GST changes, IBM may adjust the charge or other amount payable to take into account that change from the date the change become effective.

          1.9  Patents and Copyrights

               The following replaces the fourth paragraph:

               Subject to any rights you may have under the Trade Practices Act 1974, this is IBM's entire obligation to you regarding any claim of infringement.

          1.10 Limitation of Liability

               The following paragraph is added to this section:

               Where IBM is in breach of a condition or warranty implied by the Trade Practices Act 1974, IBM's liability is limited to:

               1. where IBM supplied Services, the cost of having the Services supplied again, or

               2. where IBM supplied goods, the repair or replacement of the goods, or the supply of equivalent goods. Where that condition or warranty relates to right to sell, quiet possession or clear title, or the goods are of a kind ordinarily acquired for personal, domestic or household use or consumption, then none of the limitations in this paragraph apply.

     PART 2 - WARRANTIES

          The following paragraph is added to this Part:

          The warranties specified this Part are in addition to any right you may have under the Trade Practices Act 1974 or other legislation and are only limited to the extent permitted by the applicable legislation.

     2.2  Extent of Warranty

          The second sentence in the first paragraph does not apply.

     PART 5 - SERVICES

     5.6  Service for Machines (during and after warranty)

          Item 3 in the seventh paragraph does not apply.

     INDIA

     PART 1 - GENERAL

     1.7  Mutual Responsibilities

          The following replaces item 7:

          7. if no suit or other legal action brought, within three years after the cause of action arose in respect of any claim that either of us may have against the other, the rights of the concerned party in respect of such claim will be forfeited and the other party will stand released from its obligations in respect of such claim; and

     1.10 Limitation of Liability

          The following replaces items 2 and 3:

          2. liability for bodily injury (including death) or damages to real property and tangible personal property limited to that caused by IBM's negligence; and

          3. as to any other actual damage arising in any situation involving nonperformance by IBM pursuant to, or in any way related to the subject of this Agreement, the charge paid by you for the individual Product or Service that is the subject of the claim. For purposes of this item, the term "Product" includes Machine Code, Licensed Internal Code, and Materials.

          Applicability to subcontractors and Program developers (unchanged)

     INDONESIA

     PART 1 - GENERAL

     1.11 Agreement Termination

          Add the following paragraph just prior to the Last printed paragraph:

          We both waive in this regard, the provision of article 1266 of the Indonesian Civil Code to the extent the article provision requires such court decree for the termination of any agreement creating mutual obligations.

     JAPAN

     PART 1 - GENERAL

     1.1  Definitions

          The following replaces the Date of Installation definition

          Date of Installation for both Machines and Programs is the expiration date of the Inspection Period:

          The following is added to this section:

          Inspection Period

          a) The Inspection Period for a Machine commences on the day following IBM physical installation of the Machine and expires on the 10th day.

          b) The Inspection Period for a Customer-set-up Machine commences on the day following its shipment from IBM and expires on the 10th day.

          c) The Inspection Period for a Program commences on the day following its shipment date from IBM and expires on the 10th day.

          You will inspect and confirm the Machine or Program during this period.

     1.7  Mutual Responsibilities

          The following is added to item 6:

          Any doubts concerning this Agreement will be initially resolved between us in good faith and in accordance with the principal of mutual trust.

     1.8  Your Other Responsibilities

          The following replaces item 3 (b):

          b. you purchase them without any discount or allowance;

     1.9  Patents and Copyrights

          The following replaces the second paragraph:

          If a third party claims that a Product IBM provides to you infringes that party's patent (including utility model registrations and design registrations) or copyright, IBM will defend you against that claim at its expense and pay all costs, damages, and attorney's fees that a court finally awards or that are included in a settlement approved by IBM, provided that you:

          1.   (unchanged)

          2.   (unchanged)

     1.11 Agreement Termination

          The following paragraph is added to this section:

          When all or a substantial portion of either party's assets, credits or business are so changed as to make a continued performance of that party's obligations impracticable or impossible, the other party may terminate this Agreement with prior written notice.

     PART 3 - MACHINES

     3.1  Title and Risk of Loss

          The following sentence is added after the first sentence in the first paragraph:

          When you choose an IBM financing arrangement, this Agreement will be deemed terminated for the financed Machine on the day the financing transaction becomes effective under IBM's lease agreement.

     PART 5 - SERVICES

     5.8  Other Maintenance Coverage

          Only the first sentence applies

     MALAYSIA

     PART 1 - GENERAL

     1.10 Limitation of Liability

          Items for Which IBM is Not Liable

          Delete the word "special" in item 2

     NEW ZEALAND

     PART 1 - GENERAL

     1.10 Limitation of Liability

          The following paragraph is added to this section:

          Where Products or Services are not acquired for the purposes of a business as defined in the Consumer Guarantees Act 1993, the limitations to this section are subject to the limitations in that Act.

     PART 2 - WARRANTIES

          The following paragraph is added to this Part:

          The warranties specified in this Part are in addition to any rights you may have under the Consumer Guarantees Act 1993 or other legislation which cannot be excluded or limited. The Consumer Guarantees Act 1993 will not apply in respect of any goods or services which IBM provides, if you require the goods or services for the purposes of a business as defined in that Act.

     PEOPLES REPUBLIC OF CHINA

     PART 1 - GENERAL

     1.1  Definitions

          The following definition is added:

          Date of Delivery is the date IBM makes delivery of the Product to you or your agent in Hong Kong.

          The following replaces the Date of Installation definition:

          Date of Installation is the following:

          1.   for a Machine, the earliest of -

          a. for an IBM Machine IBM is responsible for installing, (i) the business day after the day IBM installs it or (ii) two calendar months after the Date of Delivery,

          b. for a Customer-set-up (CSU) Machine and a non-IBM Machine, (i) the second business day after arrival at your installation location of the Machine or (ii) two months after the Date of Delivery,

          When a CSU Machine is delivered for connection to a non-CSU Machine delivered by IBM, the Date of Installation of the CSU Machine will be the later of the two installation dates (described in b above):

          2.   For a Program, the earliest of -

          a. the second business day after the Program's arrival at your installation location,

          b.   two months after the Date of Delivery, or

          c. the date, specified in a Transaction Document, on which IBM authorizes you to make a Distributed System License Option copy.

     1.3  Delivery

          The following is added to this section:

          IBM will deliver Products FOB to your designated carrier in Hong Kong. You are responsible for shipment into the People's Republic of China.

     PART 4 - PROGRAMS

     4.5  Program Testing

          This section does not apply.

     PART 6 - OPTIONS

     6.1  Offshore Acquisition

          The following replaces the first sentence of 3.1 Title and Risk of Loss as it applies to offshore acquisitions:

          Title to each Machine will pass to you at the point of entry into mainland China, provided that the amounts payable under the Agreement, have been received from you in full.

     PHILIPPINES

     PART 1 - GENERAL

     1.10 Limitation of Liability

          Items for Which IBM is Not Liable

          Delete the words "special" and economic in Item 2.

          2. special (including nominal and exemplary damages), moral, incidental, or indirect damages or for any economic consequential damages; or

     SINGAPORE

     PART 1 - GENERAL

     1.10 Limitation of Liability

          Items for Which IBM is Not Liable

          Delete the words "special" and economic in Item 2.

     TAIWAN

     PART 1 - GENERAL

     1.8  Your Other Responsibilities

          Replace item 3.b with the following:

          b. you purchase them without any discount or allowance;

     1.9  Patents and Copyrights

          In the second paragraph, delete "attorney's fees."

     1.10 Limitation of Liability

          Delete the second paragraph.

--------------------------------------------------------------------------------

7.4  EUROPE, MIDDLE EAST, AFRICA (EMEA)

The following terms apply to all EMEA countries identified in Schedule A unless a specific country term states otherwise.

     PART 1 - GENERAL

     1.2  Agreement Structure

          The following paragraph is added to the beginning of this section.

          Unless specifically agreed to by you and IBM for any transaction, you acknowledge that the terms and conditions below applicable to purchase of Machines, licensing of Programs, and acquisition of Services represent separate transactions which remain legally independent from one another.

     1.8  Your Other Responsibilities

          The following replaces item 3.b:

          b. you purchase them without any discount or allowance:

     1.10 Limitation of Liability

          In item 3, replace "U.S. $100,000" with "EUR 500,000 (five hundred thousand euros)"

All additional terms apply to the referenced region or country.

     CENTRAL AND EASTERN EUROPE (CEE)

     The following terms apply to all CEE countries identified in Schedule A.

     PART 1- GENERAL

     1.1  Definitions

          The following definition is added:

          Date of Delivery is the date IBM makes delivery of the Product to you or your agent at the distribution platform specified in the Transaction Documents.

          The following replaces the Date of Installation definition for
          Machines:

          Date of Installation is the following:

          1. for an IBM Machine IBM is responsible for installing the earlier of -

               (a) the business day after the day IBM installs it, or

               (b) two months after the Date of Delivery;

          2. for a Customer-set-up (CSU) Machine and a non-IBM Machine, twenty five (25) days after shipment, unless otherwise specified by IBM; and

          3. when a CSU Machine is delivered for connection to a non-CSU Machine delivered by IBM, the Date of Installation of the CSU Machine will be the later of the two installation dates (described in 1 and 2 above).

     1.2  Agreement Structure

          IBM's Acceptance of Your Order

          The following sentence replaces this subsection:

          Products become subject to this Agreement when IBM World Trade Corporation accepts your order by confirming acceptance of your order in writing, but not later than when the Products are provided to you.

     1.4  Charges and Payment

          The following is added to the 5th paragraph:

          If you are required to apply an income withholding tax, you agree to use the rate stipulated in the applicable double taxation treaty between your country and the United States of America and to provide IBM World Trade Corporation with a certificate of payment of the withheld amount issued by the applicable tax authority in your country.

     1.7  Mutual Responsibilities

          The following replaces the fourth sentence of item 0:

          The assignment of this Agreement, in whole or in part, within the IBM Enterprise or to a successor organization by merger or acquisition does not require your consent.

     1.8  Your Other Responsibilities

          The following replaces item 8:

          B. to comply with all applicable export and import laws and regulations and to cooperate in any inspections required by such laws and regulations.

     PART 3 - MACHINES

     3.3  Installation

          Machine Features, Conversions and Upgrades

          The following is added at the end of this subsection:

          For purposes of this subsection, removed parts become the property of:

          a. the relevant IBM subsidiary in countries where such subsidiary is located; or

          b. IBM World Trade Corporation upon commencement of the export procedures in all other countries.

     PART 5 - SERVICES

     5.6  Service for Machines (during and after warranty)

          The following replaces the first sentence of the fourth paragraph:

          When Service involves the exchange of a Machine or part, the replacement becomes yours and the replaced item becomes the property of:

          a. the relevant IBM subsidiary in countries where such subsidiary is located; or

          b. IBM World Trade Corporation upon commencement of the export procedures in all other countries

     PART 6 - OPTIONS

     6.1  Offshore Acquisition

          The following replaces the first sentence of 3.1 Title and Risk of Loss as it applies to offshore acquisitions:

          Title to each Machine will pass to you upon shipment provided IBM World Trade Corporation has received payment in full. Otherwise, title passes when IBM World Trade Corporation receives payment in full.

     AUSTRIA

     PART 1 - GENERAL

     1.2  Agreement Structure

          Your Acceptance of Additional Terms, Items 2 and 3 do not apply.

     1.8  Your Other Responsibilities

          the following is added to item 7:

          For the purposes of this clause, contact information will also include information about you as a legal entity, for example revenue data and other transactional information.

     PART 3 - MACHINES

     3.3  Installation

          Machine Features, Conversions and Upgrades

          The following replaces the fourth sentence:

          The purchase price is valid only under the precondition that removed parts have not been exchanged, altered, or repaired without the consent of the manufacturer.

     PART 5 - SERVICES

     5.5  Termination and Withdrawal

          The following sentence is added to the end of the first paragraph:

          If IBM fails to meet its obligations concerning the Service, you remain responsible to pay for the portion of the Service which IBM completed and which you can utilize.

     5.6  Service for Machines (during and after warranty)

          The following sentence is added to the second paragraph:

          During the warranty period, IBM will reimburse you for the transportation charges for delivery of the failing Machine to IBM and will return it to you at its expense.

     DENMARK

     PART 3 - MACHINES

     3.1  Title and Risk of Loss

          The following replaces the first sentence in the first paragraph:

          IBM reserves right of ownership to the Machine until receipt of payment in full after which title to the Machine is transferred to you or, if you choose, your lessor.

     EGYPT

     PART 1 - GENERAL

     1.1  Definitions

          The following replaces the Date of Installation definition:

          Date of Installation is the following::

          1. for an IBM Machine IBM is responsible for installing, the earliest of -

               a.   the day IBM installs it,

               b. the day it is cleared from customs if your installation site is not ready or you elect to defer installation, or

               c. 45 days after its shipment date contained in the shipping documentation; and

          2. for a Customer-set-up Machine and a non-IBM Machine, the earliest of -

               a. the business day following its arrival at the ship-to address, or

               b. 45 days after its shipment date contained in the shipping documentation; and

          3.   (unchanged)

     PART 6 - OPTIONS

     6.1  Offshore Acquisition

          The following sentence is added to this section:

          You are responsible for all banking charges.

     FRANCE

     PART 1 - GENERAL

     1.4  Changes and Payment

          The following is added to the end of the fourth paragraph:

          The rate of late payment fees will be three times the French legal rate, applied from the due date up to the full payment completion date.

          The following is added to the end of the seventh paragraph:

          If you disagree with the increase, you may terminate the transaction by notifying IBM, in writing, within fifteen days after the date of IBM's notification to you of the increase.

     1.5  Changes to the Agreement Terms

          The following is added to the end of the second paragraph:

          If you disagree with the change, you may terminate the transaction by notifying IBM, in writing, within fifteen days after the date of IBM's notification to you of the change.

     1.10 Limitation of Liability

          The following replaces the second sentence in the first paragraph:

          In such instances, regardless of the basis on which you are entitled to claim damages from IBM, IBM is liable for no more than:

          1.   (unchanged)

          2.   (unchanged)

          3. (unchanged except to replace "U.S. $10,000" with "EUR 500,000 (five hundred thousand euros)")

     GERMANY

     PART 1 - GENERAL

     1.2  Agreement Structure

          Your Acceptance of Additional Terms, items 2 and 3 do not apply.

     1.4  Charges and Payment

          "Three months" is replaced with "four months" in the second item of the second sentence in the eighth paragraph.

     1.10 Limitation of Liability

          The following paragraph is added to this section:

          The limitations and exclusions specified in the Agreement will not apply to damages caused by IBM intentionally or by gross negligence.

     PART 2 - WARRANTIES

     2.1  The IBM Warranties

          The following paragraphs are added to this section:

          The minimum warranty period for Products is six months.

          In case a program is delivered without Specifications, IBM will only warrant that the Program information correctly describes the Program and that the Program can be used according to the Program Information within the free test period.

          The following replaces the first paragraph under the subsections titled "Warranty for IBM Machines" and "Warranty for IBM Programs".

          The warranty for an IBM Product covers the functionality of the Product for its normal use and the Product's conformity to its Specifications.

          In case IBM is unable to repair an IBM Machine, you can alternatively ask for a partial refund as far as justified by the reduced value of the unrepaired Machine or ask for a cancellation of the respective agreement for such Machine and get your money refunded. For Programs and Services, the partial refund is applicable accordingly.

     2.2  Extent of Warranty

          The following replace the first paragraph:

          IBM does not warrant uninterrupted or error-free operation of a Product or Service.

          The following replaces the third paragraph:

          Unless IBM specifies otherwise, IBM provides Materials and non-IBM Services WITHOUT WARRANTIES OF ANY KIND. If IBM delivers non-IBM Products to you, the same warranties as for IBM Products are applicable unless otherwise agreed in a Transaction Document. IBM does not make any guarantee representations ("zugesicherte eigonechaften") regarding Products.

     PART 3 - MACHINES

     3.3  Installation

          Machine Features, Conversions and Upgrades

          The following replaced the fourth sentence;

          The purchase price is valid only under the precondition that removed parts have not been exchanged, altered, or repaired without the consent of the manufacturer.

     PART 5 - SERVICES

     5.5  Termination and Withdrawal

          The following sentence is added to the end of the first paragraph;

          If IBM fails to meet its obligations concerning the Service, you remain responsible to pay for the portion of the Service which IBM completed and which you can utilize.

     5.6  Services for Machine (during and after warranty)

          The following sentence is added to the second paragraph:

          During the warranty period, IBM will reimburse you for the transportation charges for deliver of the failing Machine to IBM and will return it to you at its expense.

     IRELAND

     PART 1 - GENERAL

     1.10 Limitation of Liability

          The following replaces this section:

          For purposes of this section, Default means any act, statement, omission, or negligence on the part of IBM in connection with, or in relation to, the subject matter of an Agreement in respect of which IBM is legally liable to you whether in contract or tort. A number of Defaults which together result in, or contribute to, substantially the same loss or damage will be treated as on Default occurring on the date of occurrence of the last such Default.

          Circumstances may arise where, because of a Default, you are entitled to recover damages from IBM. Save in respect of the payments referred to in our Patents and Copyrights terms above, this section sets out the extent of IBM's liability and your sole remedy.

          1. IBM will accept unlimited liability for death or personal injury caused by the negligence of IBM.

          2. Subject always to the items for Which IBM is Not Liable below, IBM will accept unlimited liability for physical damage to your tangible property resulting from the negligence of IBM.

          3. Except as provided in items 1 and 2 above, IBM's entire liability for actual damages for any one Default will not in any event exceed:

               a. In respect of Machines (which for the purposes of this provision includes Machine Code and Licensed Internal Code) the greater of 1) EUR 500,000 (five hundred thousand euros) or equivalent in local currency, or 2) 125% of he total purchase price payable for the Machine directly related to the Default; and

               b. In respect of Programs and Services, the greater of 1) EUR 500,000 (five hundred thousand euros) or equivalent in local currency, or 2) 125% of the total purchase price payable or the charges (if recurring, 12 months' charges apply) for the Program or Service directly relating to the Default.

          These limits also apply to any of IBM's subcontractors and Program developers. It is the maximum for which IBM and its subcontractors and Program developers are collectively responsible.

          Items for Which IBM is Not Liable

          Save or respect to any liability referred to in item 1 above, under no circumstances is IBM, its subcontractors, or Program developers liable for any of the following even if IBM is informed of their possibility:

          1.   loss of, or damage to, data;

          2.   special, indirect, or consequential loss; or

          3. loss of profits, business, revenue, goodwill, or anticipated savings.

     PART 2 - WARRANTIES

     2.2  Extent of Warranty

          The following paragraph is added to this section:

          Except as expressly provided in -

          1.   these terms and conditions, or

     2. Section 12 of the Sale of Goods Act 1893 as amended by the Sale of Goods and Supply of Services Act, 1980 ("the 1980 Act"), all conditions or warranties (express or implied, statutory or otherwise) are hereby excluded including, without limitation, any warranties implied by the Sale of Good Act 1893 as amended by the 1980 Act (including, for the avoidance of doubt, Section 39 of the 1980 Act).

     ITALY

     PARTY 1 - GENERAL

     1.2  Agreement Structure

          Your Acceptance of Additional Terms

          The following sentence is added at the end of this subsection:

          You must give your express acceptance of specific clauses according to articles 1341 and 1342 of the Italian Civil Code. If you are a consumer, article 1469 of the Italian Civil Code, including amendments 1 through 6, shall apply.

     1.8  Your Other Responsibilities

          Item 7 does not apply.

     1.10 Limitation of Liability

          The following replaces the second sentence in the first paragraph:

          In each such instance unless otherwise provided by mandatory law, IBM is liable for no more than:

          1.   (unchanged)

          2.   damages for bodily injury (including death); and

          3. (unchanged except to replace "U.S. $100,00" with "EUR 500,000 (five hundred thousand euros)")

     Applicability to subcontractors and Program developers (unchanged)

          Items for Which IBM is Not Liable

          Replace the first paragraph with:

          Unless otherwise provided by mandatory law, IBM, its subcontractors and its Program developers are not liable for any of the following:

          1.   (unchanged)

          2.   (unchanged)

          3.   (unchanged)

     PART 2 - WARRANTIES

     2.2  Extent of Warranty

          Add the following text to the end of the second paragraph:

          EXCEPT AS PROVIDED BY MANDATORY PROVISIONS OF LAW.

     PORTUGAL

     PART 1 - GENERAL

     1.10 Limitation of Liability

          Items for Which IBM is Not Liable

          Replace the first paragraph with:

          Unless otherwise provided by mandatory law, IBM, Its subcontractors and its Program developers are not liable for any of the following:

          1.   (unchanged)

          2.   (unchanged)

          3.   (unchanged)

     SOUTH AFRICA, NAMIBIA, LESOTHO, AND SWAZILAND

     PART 1 - GENERAL

     1.1  Definitions

          The following definitions are added to this section:

          Base Index is the Index, on which IBM's current Machine prices are based, and is specified on the invoice.

          Closing Index is the Index ruling on the business day prior to shipment, and is specified on the invoice.

          Index is the South Africa Rand equivalent to one Euro at any time, and/or any other currency until as specified by IBM in the Transaction Document.

          Index-Linked Machine is any Machine so designed by IBM, the charge for which is subject to a currency adjustment as described in section 1.4 Charges and Payment.

          Territory is the Republic of South Africa, Namibia, Lesotho and Swaziland, and any other territory as may be changed or designated by us from time to time.

     1.4  Charges and Payment

          The following paragraph is added to this section:

          IBM will increase or decrease the price of Index-Linked Machines by a currency adjustment which is equal to the price specified in the Transaction Documents, adjusted if applicable in respect of a price increase or decrease, multiplied by 75%, multiplied by (Closing Index minus Base Index) divided by the Base Index; i.e. currency adjustment = price x (Closing Index - Base Index) / Base Index.

     1.7  Mutual Responsibilities

          The following paragraph is added to Item 8:

          Each of us will take all reasonable steps, by whatever lawful means that are available, to resume full performance as soon as practicable and will seek agreement to modification of the relevant provisions of this Agreement in order to accommodate the new circumstances caused by the act of fore majeure. If we fail to agree within 60 (sixty) days of the act of force majeure first occurring, either of us may thereafter terminate this Agreement with immediate written notice.

     1.10 Limitation of Liability

          The following paragraph is added to this section:

          IBM's entire liability to you for actual damages arising in all situations involving non-performance by IBM in respect of the subject matter of this Agreement will be limited to the charge paid by you for the individual Product or Service that is the subject of you claim from IBM.

     PART 3 - MACHINES

     3.1  Title and Risk of Loss

          The following replaces the second paragraph:

          IBM bears the risk of loss for the Machine up to and including its date of delivery. Thereafter, you assume the risk.

     SPAIN

     PART 3 - MACHINES

     3.1  Title and Risk of Loss

          The following replaces the first paragraph:

          Title to Machines passes upon shipment. If you fail to pay, or delay making payment, IBM reserves the right to either require fulfillment of the transaction or terminate the transaction and recover the Machines. You agree to maintain possession of the Products acquired under this Agreement until IBM has received payment in full.

     PART 5 - SERVICES

     5.2  Personal

          The following is added as a second sentence in the first paragraph:

          With respect to you employees, IBM or its subcontractors' employees (individually, the Employer) who are making in the other's premises, IBM and you will furnish appropriate certification and any other documents which may reasonably be required to confirm the Employer's compliance with its statutory obligations for payment of employment remuneration.

     SWITZERLAND

     1.8  Your Other Responsibilities

          The following is added to item 7:

          For purposes of this clause, contact information will also include information about you as a legal entity, for example revenue data and other transactional information.

     PART 3 - MACHINES

     3.1  Title and Risk of Loss

          The following is added to the first paragraph:

          In the event you delay payment, IBM may either register retention of title in the official Registry at your expense or revoke the transaction. In the event IBM revokes the transaction, you will immediately return the Machine to IBM upon its request.

     TURKEY

     PART 3 - MACHINES

     3.1  Title and Risk of Loss

          The following replaces the first sentence in the first paragraph and the entire second paragraph:

          Title and risk of loss for a Machine transfers to you or, if you choose, your lessor upon delivery.

     3.2  Product Statue

          The following replaces this section:

          IBM fulfills customer orders for IBM Machines as newly manufactured in accordance with IBM's production standards.

     UNITED KINGDOM

     PART 1 - GENERAL

     1.10 Limitation of Liability

          The following replaces this section:

          For purposes of this section, Default mean any act, statement, omission, or negligence on the part of IBM in connection with, or in relation to, the subject matter of an Agreement in respect of which IBM is legally liable to you whether in contract or tort. A number of Defaults which together result in, or contribute to, substantially the same loss or damage will be treated as one Default.

          Circumstances may arise where, because of a Default, you are entitled to recover damages from IBM.

          Save in respect of the payments referred to in our Patents and Copyrights terms above, this section sets out the extent of IBM's liability and you sole remedy.

          1.   IBM will accept unlimited liability for:

               a.   death or personal injury caused by the negligence of IBM;
                    and

               b. any breach of its obligations implied by Section 12 of the Sale of Goods Act 1979 or Section 2 of the Supply of Goods and Services Act 1982.

          2. IBM will accept unlimited liability, subject always to the Items for Which IBM is Not Liable below, for physical damage to your tangible property resulting from the negligence of IBM.

          3. IBM's entire liability for actual damages for any one Default will not in any event, except as provided in items 1 and 2 above, exceed:

               a. in respect to Machines (which for the purposes of this provision includes Machine Code and Licensed Internal Code) the greater of 1) EUR 500,000 (five hundred thousand euros) or equivalent in local currency, or 2) 125% of the total purchase price payable for the Machine directly related to the Default; and

               b. in respect of Programs and Services, the greater of 1) EUR 500,000 (five hundred thousand euros) or equivalent in local currency, or 2) 125% of the total purchase price payable or the charges (if recurring, 12 months' charges apply) for the Program or Service directly relating to the Default.

          These limits also apply to any of IBM's subcontractors and Program developers. It is the maximum for which IBM and its subcontractors and Program developers are collectively responsibility.

          Items for Which IBM is Not Liable

          Save with respect to any liability referred to in item 1 above, under no circumstances is IBM, its subcontractors, or Program developers liable for any of the following even if IBM is informed of their possibility:

          1.   loss of, or damage to, data;

          2.   special, indirect, or consequential loss; or

          3. loss of profits, business, revenue, goodwill, or anticipated savings.

     PART 2 - WARRANTIES

     2.3  Items Not Covered by Warranty

          The following replaces the first sentence in the third paragraph.

          Unless IBM specifies otherwise and to the extent it is permitted by applicable law, IBM provides Materials, non-IBM Products, and non-IBM Services WITHOUT WARRANTIES OF ANY KIND.

IBM INTERNATIONAL CUSTOMER AGREEMENT
------------------------------------

               SCHEDULE A TO IBM INTERNATIONAL CUSTOMER AGREEMENT

                List of Customer and IBM Lead and Local Companies

Revised Schedule (Yes or No):

If revised -

     Customer Lead Company Authorized Signature:

     Date:

                                        Customer Names          IBM
     Countries     Geography/Region     and Addresses      Organizations
--------------------------------------------------------------------------------

IBM INTERNATIONAL CUSTOMER AGREEMENT
------------------------------------

The Customer Lead Company and IBM Lead Company agree to coordinate the activities of the customer Enterprises companies and IBM Enterprises companies in their respective Enterprises, under this IBM International Customer Agreement (called the "Agreement"). When used in this Agreement, "IBM" means the IBM Enterprise company that is providing Products and Services, and "you" means the customer Enterprise company that is ordering them, subject to the Agreement.

This Agreement covers business transactions you may do with IBM to purchase Machines, license Programs, and acquire Services.

This Agreement is written in English and signed with the understanding that the Lead Companies are bound by its terms. The Lead Companies will distribute copies of the Agreement to their respective Enterprise companies. The respective Enterprise companies will acknowledge acceptance of these terms through a Transaction Document which incorporates this Agreement by reference.

This Agreement (including Schedule A) and its applicable Attachments and Transaction Documents are the complete agreement regarding these transactions, and replace any prior oral or written communications between us. By signing below, both of us agree to the terms of this Agreement without modification. Once signed, 1) unless prohibited by applicable law or specified otherwise, any reproduction of this Agreement, an Attachment, or Transaction Document made by reliable means (for example, photocopy or facsimile) is considered an original and 2) all Products and Services ordered under this Agreement are subject to it.

Agreed to:                             Agreed to:
Customer Lead Company                  IBM Lead Company
Lead Company name:                     Lead Company name:

By /s/ James Gifford                   By /s/ Robert Sisson
   ----------------------------------     ----------------------------------
   Authorized Signature                   Authorized Signature

Name (type or print): James K Gifford  Name (type or print): Robert Sisson
                      ---------------                        ---------------

Date: July 24, 2001                    Date: July 25, 2001
      -------------------------------        -------------------------------

Customer Lead Company address:         Agreement number:  600I3258A

350 Oakmead Pkwy                       IBM Lead Company address:
MS 400
Sunnyvale, CA  94085                   IBM Global Services
                                       2710-S Gateway Oaks Dr., Ste 200
                                       Sacramento, CA 95833

                  IBM INTERNATIONAL TECHNICAL SUPPORT AGREEMENT

This Agreement covers Machines and support services of selected Machines either manufactured or sold by the Manufacturer.

The Agreement is written with the understanding that the Lea Countries are bound by its terms. IBM and Manufacturer will distribute copies of the Agreement to their respective Countries where applicable. The respective Countries will acknowledge acceptance of these terms through a Statement of Work (SOW) and/or an application Transaction Document which incorporates this Agreement by reference.

This Agreement, including without limitation Part 1 - General, Part 2 - Country Unique Terms, the SOWs, Attachments and Transaction Documents, is the complete agreement regarding these transactions, and replace any prior oral or written communications between the parties. By signing below, both parties agree to the terms of this Agreement. Once signed, 1) unless prohibited by local law or specified otherwise, any reproduction of this Agreement or any of its constituent of documents, made by reliable means (for example photocopy or facsimile) is considered an original and 2) all Machines and Services under this Agreement are subject to it.

By its signature below, the Manufacturer represents and warrants that it has all necessary corporate power and authority to execute or direct the execution of this Agreement (including without limitation Part 1 - General, Part 2 - Country Unique Terms, SOWs, Attachments and Transaction Documents) on its own behalf, as well as on behalf of its Subsidiaries and Related Companies which may perform certain obligations hereunder; to perform its obligations hereunder; and to consummate the transactions contemplated hereby. If any portion of this Agreement is signed by Manufacturer's authorized agent, Manufacturer will concurrently provide IBM/Local IBM with a letter stating that such agent is authorized to sign such document, which letter shall be attached as an exhibit to such document. This Agreement has been duly authorized by all required corporate action and no other action on the part of the Manufacturer is necessary to authorize the execution and performance hereof. The Manufacturer irrevocably guarantees performance by its Subsidiaries and Related Companies of their obligations under this Agreement, and acknowledges and agrees that this guaranty is without regard to any lack of validity or enforceability of any portion of this Agreement or its constituent documents. This Agreement is a legal, valid, and binding obligation of the Manufacturer, enforceable against the Manufacturer in accordance with its terms and subject to applicable bankruptcy and insolvency laws and to general equitable principles.

Agreed to:                              Agreed to:
Manufacturer Lead Country:              IBM Lead Country

By /s/ James Gifford                    By /s/ James A. Greenough
   -----------------------------------     -------------------------------------
   Authorized Signature                    Authorized Signature

Name (type or print): James K. Gifford  Name (type or print): James A. Greenough
                      ----------------                        ------------------

Date: September 14, 2001                Date: September 17, 2001
      --------------------------------        ----------------------------------


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

Customer Lead Country address:         Agreement number: MW00033

350 Oakmead Pkwy                       IBM Lead Country address:
Sunnyvale, CA  94085
                                       1585 Park Pike
                                       West Chester, PA  19380-6113

TABLE OF CONTENTS

PART 1 - GENERAL

1.0 Scope of Work
2.0 Definitions
3.0 Term, Termination and Cancellation
4.0 Charges
5.0 Payment Terms
6.0 Taxes
7.0 Machine Additions/Deletions/Withdrawals
8.0 Failure to Deliver/Rights to Technical Data
9.0 Mfr. Warranty
10.0 IBM Warranty for Services
11.0 Confidential Information
12.0 Most Favored Customer Benefits
13.0 Public Disclosure
14.0 Relationship of the Parties
15.0 Amendments and Changes
16.0 Interfering Code
17.0 Communications
18.0 Advertising and Use of Trademark
19.0 Indemnification
20.0 Limitation of Liability
21.0 Gifts or Gratuities
22.0 Employees
23.0 Commercial Insurance
24.0 Force Majeure
25.0 Order of Precedence
26.0 Severability
27.0 Successors
28.0 Limitation on Actions
29.0 Assignment
30.0 Compliance with Governmental Legal Requirements
31.0 Waiver
32.0 No Conflicts
33.0 Nonexclusive Agreement
34.0 Governing Law and Forum
35.0 Complete Agreement
36.0 Third Party Beneficiary

PART 2 - COUNTRY UNIQUE TERMS

EMEA - LIST OF THE IBM WORK TRADE EMEA COUNTRIES

GERMANY
IRELAND
ITALY


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

PORTUGAL
TURKIYE
ASIA PACIFIC
AUSTRALIA
INDONESIA AND MALAYSIA
PAKISTAN
PEOPLE'S REPUBLIC OF CHINA
NORTH AMERICA
UNITED STATES OF AMERICA
CANADA

IBM INTERNATIONAL TECHNICAL SUPPORT AGREEMENT

PART 1 - GENERAL

This International Technical Support Agreement ("Agreement") is entered into between International Business Machines Corporation ("IBM") and Manufacturer ("Mfr."), whereby IBM and Mfr. Mutually agree to the following:

1.0  Scope of Work

IBM/Local IBM intends to provide, and Mfr. Agrees to support machine service and support services to end users of Mfr. Machines as specifies in this Agreement. As such, Mfr. Agrees to provide certain Mfr. Deliverables and parts and IBM/Local IBM agrees to provide certain IBM deliverables as required by this Agreement for machines set forth in the "ELIGIBLE MACHINE LIST". Machine service will be provided to the end user for the Mfr. By IBM or its local domestic or international subsidiaries ("IBM/Local IBM") acting as subcontractors of Mfr.

The IBM deliverables may be more fully set forth in the SOWs, and Attachment or a Transaction Document which may be issued by IBM/Local IBM.

The Mfr. Deliverables may be more fully set forth in attached SOWs and/or purchase orders.

The purchase orders shall constitute the only commitment by IBM/Local IBM to expend any monies hereunder, IBM/Local IBM makes no representation, warranty or commitment to do any minimum amount of business hereunder.

Mfr. Maintenance Agreements will be sold to end users by Mfr. Or IBM/Local IBM will sell its Maintenance Agreements to end users.

The provision for such service(s) will be subject to acceptance of the terms and conditions of Part 1 - General Agreement and signing of the SOWs and/or Transaction Documents between IBM and Mfr. The SOW and/or Transaction Document for each applicable country will be appended to the Agreement once signed. IBM/Local IBM may, in its sole discretion, agree to enter into such SOW and/or Transaction Document.

Transaction Documents must be signed by all parties thereto and will define, as needed, the local characteristics of the service to be performed, local terms and conditions including rates, and it prices. Such Transaction Documents may include the SOWs.

2.0  Definitions

2.1 The term documentation shall refer to, but not be limited to, manuals, engineering changes (ECs), microcode, microcode updates, and diagnostics.

2.2 The term due diligence period shall mean the initial period of up to one-hundred-twenty (120) days of this Agreement during which data is gathered and analyzed to substantiate the assumptions made in this Agreement related to service delivery requirements, processes, expectations, prices, and measurements of success. The due diligence period runs concurrently with the implementation period.

2.3 The term Effective Date shall mean the last date upon which this Agreement is executed by both parties.

2.4  The term end user shall mean the ultimate user of the machines.

2.5  The term firmware shall mean microcode in read-only memory.

2.6 The term implementation period shall mean the initial period of up to one-hundred-twenty (120) days of this Agreement during which both parties will prepare for services implementation by jointly defining and developing services support procedures for services as defined in the Statement of Work and taking other pre-performance steps as necessary. The implementation period runs concurrently with the due diligence period.

2.7  The term lead country is the country in which the parties executing "Part 1
     - General" are organized.

2.8 The term machine service shall mean both warranty and post warranty machine maintenance service provided to end users of Mfr.

2.9 The term machine shall mean the hardware items specified in the "ELIGIBLE MACHINE LIST" which are manufactured and/or sold by the Mfr.

2.10 The term Mfr. Deliverables shall mean those items and materials as described in the SOWs and/or Transaction Documents and in purchase orders, which are to be delivered to IBM/Local IBM by Mfr. Including but not limited to, parts, manuals, diagnostics, engineering changes (ECs), technical support, training, microcode and microcode updates, resale tax exemption certificates, as well as items ordered via IBM/Local IBM purchase order (if any).

     Mfr. will bear the entire cost of shipments for parts and/or other Mfr. deliverables.

     The term IBM deliverables shall mean those items and materials as described in the SOW and/or Transaction Document which are to be delivered to Mfr. by IBM/Local IBM.

2.11 The term parts shall mean repair parts, new and/or refurbished, that are consigned, sold or otherwise provided to IBM/Local IBM by Mfr. and used for repair of Mfr.'s machines pursuant to this Agreement.

2.12 The term purchase order shall mean a written IBM/Local IBM Purchase Order.

2.13 Related Company shall mean a corporation, company or other entity:

     1.   which is a Subsidiary of a party to this Agreement; or

     2.   of which a party hereto is a Subsidiary; or

     3. which is another Subsidiary of a corporation, company or other entity of which a party hereto is a Subsidiary.

2.14 The term response time shall mean (as applicable) the average period of time it is anticipated to take for the service technician to arrive on-site a the end user location. With respect to remote services, it is the period of time necessary for the end user to talk to the remote support technician.

2.15 The term Subsidiary means any corporation, company or other entity:

     1. more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority); or,

     2. which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated associate, but more than fifty percent (50%) of whose ownership interest (representing the right to make the decisions for such corporation, company or other entity) are, now or however, owned or controlled, directly or indirectly, by either Mfr. or IBM, provided, however, the company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

2.16 The term time & material ("T&M") shall mean the performance method and billing rates by which IBM/Local IBM will perform and bill Mfr. for time (i.e., labor time, travel time) and material (i.e., parts, supplies, etc.) requirements that are not covered under the scope of this Agreement.

3.0  Term, Termination and Cancellation

3.1 The term of this Agreement is five (5) years from the "Effective Date". This Agreement may be further extended by way of a mutually signed written agreement of extension between IBM and Mfr.

3.2 Any terms of this Agreement which, by their nature extend beyond its termination, remain in force and effect and apply to the parties, their respective successors and assigns.

3.3 IBM may terminate this Agreement, with or without cause, at any time upon at least ninety (90) days prior written notice.

3.4 IBM or Mfr. may immediately terminate this Agreement for a material breach by the other party of its obligations hereunder if that breach is not cured by the party in breach within thirty (30) days after receiving written notice thereof.

3.5 IBM may terminate this Agreement upon thirty (30) days prior written notice to Mfr. is Mfr. is in material breach of its obligations under any other agreement between



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

     IBM/LocalIBM and Mfr. relating to a transaction, exclusive of the transactions contemplated hereunder, with a value of not less than fifty thousand (50,000) USD or lead country currency equivalent.

3.6 IBM may terminate this Agreement upon thirty (30) days prior written notice to Mfr. if Mfr. makes any change to Mfr.'s warranty practice which materially changes IBM/Local IBM's obligations under this Agreement.

3.7 The applicable Transaction Documents signed in the countries will become effective on the dates specified in the Transaction Documents. The termination of this Agreement will also terminate any SOW and/or Transaction Document between Mfr. And IBM/Local IBM, subject to the termination-related terms of the applicable Transaction Documents.

3.8 IBM/Local IBM may cancel any purchase order, or line item thereon, for Mfr. deliverables and/or parts, without penalty provided written notice of cancellation is given at least thirty (30) days prior to the scheduled delivery date.

3.9 Any Mfr. deliverables and/or parts required to be provided to IBM/local IBM under the terms of this Agreement, SOW, Attachments, and Transaction Documents ordered by IBM/Local IBM and the purchase order having been accepted by Mfr. prior to termination of this Agreement, shall be delivered in accordance with the terms of this Agreement or that purchase order, unless that purchase order is specifically cancelled, as outlined in Subsection 3.8.

3.10 A Local IBM may immediately terminate its Transaction Document and/or SOW for a material breach by Mfr. of its obligations thereunder if such breach is not cured by Mfr. within thirty (30) days after receipt of written notice thereof.

3.11 IBM/Local IBM may terminate machine service for specific machines, which includes but is not limited to machines for which parts are no longer commercially available, by providing a ninety (90) days' prior written notice to Mfr., except in the case of a material breach by Mfr., in which case IBM/Local IBM may immediately terminate pursuant to Subsection "3.4".

3.12 IBM/Local IBM may stop providing any services described in the SOWs by providing ninety (90) days prior written notice to Mfr. except in the case of material breach by Mfr., in which case IBM/Local IBM may stop providing any of such services immediately if such breach is not cured by Mfr. within thirty (30) days after written notice thereof.

3.13 Upon termination or expiration of this Agreement, Mfr. will continue to provide Mfr. deliverables, and other support as necessary to allow IBM/Local IBM to fulfill IBM/local IBM's then-current (as of the date of termination) end user contractual obligations under the terms and conditions of this Agreement.

3.14 Without prejudice to any other right or remedy, this Agreement and IBM's obligations contained herein shall terminate immediately upon written notice in the event (a) Mfr. commences (i) a voluntary case against itself or (ii) any other proceedings under any


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

     reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law applicable to Mfr.; or (b) an involuntary case or other such proceeding is commenced against Mfr. and such case or proceeding is not dismissed within 30 days; or (c) Mfr. is adjudged to be insolvent or shall fail to pay, or shall state that it is unable to pay, its debts generally as they become due.

4.0  Charges

     The service charges will be determined in the SOW, applicable attachments, and/or Transaction Documents.

5.0  Payment Terms

5.1 Amounts are due upon receipt of invoice and are payable as IBM/Local IBM specifies in the invoice. Mfr. agrees to pay accordingly, including any late payment fee.

5.2 Any amounts not paid within the terms stated on the IBM/Local IBM invoice will subject to a late payment fee that will be equal to 2% per month, based on the outstanding balance, until paid in full, or the highest rate allowed by law, whichever is less.

5.3 Payment by IBM/Local IBM shall not be construed as acceptance of any improper, non-conforming, defective or unsuitable Mfr. deliverables and/or parts, nor shall it be construed as a waiver of any of IBM/Local IBM's rights or remedies under this Agreement.

6.0  Taxes

     If any authority imposes a duty, tax or fee (excluding those based on IBM/Local IBM's net income) on this Agreement or on the services supplied (not otherwise provided in the Transaction Documents), Mfr. agrees to pay that amount as IBM/Local IBM specifies in the invoice.

7.0  Machine Additions/Deletions/Withdrawals

7.1 If either party requests the ADDITION of machines, the requesting party will provide the other party with such request in writing. Upon acceptance of the request by the other party, the requesting party will allow up to one hundred twenty (120) days from date of request for such machines to be added to this Agreement by way of a written amendment to the "ELIGIBLE MACHINE LIST".

7.2 Mfr. agrees to provide one hundred twenty (120) days prior written notice to IBM/Local IBM of Mfr.'s intent to DELETE from this Agreement or WITHDRAW from the marketplace any of the machines listed in the "ELIGIBLE MACHINE LIST" and identify all machines intended for deletion or withdrawal.

7.3 If machines are serviced under an IBM/Local IBM maintenance agreement between IBM/Local IBM and the end user, Mfr. agrees to provide for parts availability and technical support, including Mfr. deliverables, for a period of five (5) years beyond the deletion or withdrawal date of the machine(s).

8.0  Failure to Deliver/Rights to Technical Data

8.1 Mfr. will, during the term of this Agreement, maintain and deliver to IBM/Local IBM all Mfr. deliverables and documentation relating to parts, machine repairs, repair vendors, training, and support of the Mfr. machines listed in the "ELIGIBLE MACHINE LIST". Should Mfr. be unable to provide IBM/Local IBM with the required support, Mfr. deliverables, or parts, Mfr. will grant to IBM/Local IBM the right to obtain and use the Mfr. deliverables and/or parts as necessary to continue support of the machines to enable IBM/Local IBM to satisfy all outstanding contractual commitments to IBM/Local IBM's customers.

8.2  Mfr. grants to IBM/Local IBM:

     1. an irrevocable, non-exclusive, worldwide, royalty-free license to use, execute, reproduce, display, perform, and distribute (internally and externally) copies of, and prepare derivative works based upon the Documentation referenced in Section "8.1"; and

     2. the right to authorize others to do any of the foregoing in support of IBM/Local IBM's installed base of machines in the event that Mfr. fails to deliver as described in Section "8.1".

8.3 Other than pre-existing materials contained therein, Mfr. represents and warrants the originality of the software/microcode provided to IBM/Local IBM under this Agreement, and that no portion of such software/microcode or its use or distribution, violates or is protected by any copyright or similar right of any third party. AS to such preexisting materials, Mfr. represents and warrants that Mfr. has acquired full, clear and unencumbered title thereto, or that Mfr. has the right to grant IBM/Local IBM the license set forth in Section "8.2".

9.0  Mfr. Warranty

9.1 Mfr. warrants that all Mfr. deliverables and/or parts shall be free of defects in material, workmanship, or design.

10.0 IBM Warranty for Services

IBM/Local IBM warrants that it will perform the services using reasonable care and skill in accordance to current description of the services contained in the Agreement, SOW, or Local Transaction Document (LTD). IBM/Local IBM does not warrant that it will correct all defects. Unless specified otherwise in writing, IBM deliverables are provided without warranties of any kind.

IBM/Local IBM is not providing any Year 2000 services (i.e., Year 2000 assessment, conversion or testing), under this Agreement. IBM/Local IBM shall not be responsible for its failure to perform any of its obligations (including, for example, to meet service levels) under this Agreement, if such a failure is the result, directly or indirectly, of the inability of 1) a customer's or 2) a third party's or 3) Mfr.'s machines inability to correctly process, provide and/or receive data with other machines or deliverables. IBM/Local IBM assumes no responsibilities or obligations to cause machines or deliverables to accurately exchange date data with other machines under this Agreement.

11.0 Confidential Information

Mfr. understands that IBM/Local IBM does not wish to receive from Mfr. any information which may be considered confidential or proprietary to Mfr. or any third party. Mfr. represents and warrants that no information has been provided to IBM/Local IBM that is confidential or proprietary to Mfr. or any third party and IBM/Local IBM will not be obligated to retain in confidence or restrict IBM/Local IBM's use of any information received from Mfr. In the event it becomes necessary to provide or exchange information that is deemed confidential or proprietary to either party, such provision or exchange shall not take place prior to the signing of an Agreement for Exchange of Confidential Information
(AECI), incorporated herein by reference.

12.0 Most Favored Customer Benefits

Mfr. warrants to IBM/Local IBM that the prices quoted to IBM/Local IBM by Mfr. do not exceed those offered by Mfr. to any other unaffiliated entities under similar terms and conditions. If, during this Agreement, Mfr. sells such items for lower prices to any other entity, IBM/Local IBM will be offered the benefit of such lower prices under the same terms and conditions. Mfr. agrees to notify IBM/Local IBM in writing of such lower prices within ten (10) calendar days after being made available to others.

13.0 Public Disclosure

Neither party will disclose the terms and conditions of this Agreement without the express written consent of the other, except as may be required by law or governmental rule or regulation, as explicitly stated otherwise in this Agreement, or to establish a party's rights under this Agreement; provided, however, that if either party seeks to disclose for reasons not requiring the other party's consent, the disclosing party will limit the disclosure to the extent required and will allow the other party to review the information disclosed and will apply, where available, for confidentiality, protective orders and the like. Any review by either party under this Section will not be construed to make such party responsible for the content of the disclosure. Notwithstanding the above, IBM/Local IBM or Mfr. may disclose the terms and conditions of this Agreement to a Related Company.

14.0 Relationship of the Parties

Neither party is the other party's legal representative nor agent for any purpose, and neither party has the authority to, and shall not make, any warranties or representations or create any obligations on behalf of the other party.


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

15.0 Amendments and Changes

     1. This Agreement may not be amended, modified, or altered except in writing and duly executed by the parties so bound.

     2. IBM or Mfr. may request a change to this Agreement. Any change in this Agreement may result in a change in the charges or other terms under this Agreement. Either party, if requested by the other, will submit all change requests in writing.

     3. Depending on the extent and complexity of Mfr. requested changes, IBM/Local IBM may charge for its effort required to analyze such requests. When charges are necessary in order for IBM/Local IBM to analyze a change, IBM/Local IBM will provide Mfr. with a written estimate and begin analysis upon IBM/Local IBM's receipt of Mfr.'s written authorization.

     4. To formalize a mutually agreed upon change, IBM/Local IBM will prepare a written amendment for signature by both parties which will describe the agreed upon change and set forth any modifications to the terms of this Agreement.

     5. In the event of an inconsistency between Amendments and/or SOWs, the wording in the most current Amendment will prevail over any inconsistent wording in previous Amendments or SOWs.

     6. Failure of the parties to agree to the change may cause termination of this Agreement in accordance with Subsection "3.3" of Section "3.0 Term, Termination and Cancellation."

16.0 Interfering Code

Mfr. represents and warrants that Mfr. deliverables produced under this Agreement will not knowingly contain any code, programming instructions, or set of instructions that is intentionally constructed with the ability to damage, interfere with, or otherwise adversely affect computer programming code, data files, or hardware without the consent and intent of the computer user. Mfr. will establish and enforce commercially reasonable procedures, which shall be reviewed with IBM/Local IBM at IBM/Local IBM's request, to prevent any such code, programming instruction, or set of instructions from being incorporated by any employee of or subcontractor to Mfr. into any Mfr. deliverable and shall promptly notify IBM/Local IBM of any knowledge or suspicion of Mfr. that any such materials have been incorporated in the Mfr. deliverables.

17.0 Communications

Each party has appointed coordinators and other contacts which are identified in the "CONTACT INFORMATION". The coordinators shall be responsible for maintaining liaison between IBM/Local IBM and Mfr. and for determining the adequacy, acceptability and fitness of the deliverables and service. Other country coordinators are defined in the respective Transaction Documents for such countries.


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

18.0 Advertising and Use of Trademark

Provided that pricing, terms and conditions are not disclosed Mfr. and IBM/Local IBM may each, solely for the purpose of performing its obligations under this Agreement, communicate to individual third parties that IBM/Local IBM is a service provider for Mfr., and describe to third parties the services provided hereunder. However, neither party will communicate such information to the general public by any means, such as public broadcast, printed brochures, media advertisements, electronic communications, including but not limited to the Internet and World Wide WEB and other such communications to the general public, without the prior written consent of the other party.

Neither party shall use the other party's trademark without the express written consent of the other party, and nothing contained herein is intended to, or shall be construed to grant either party any license or right regarding the other party's trademark, trade name, service mark, or logo.

19.0 Indemnification.

Mfr. agrees to indemnify IBM/Local IBM from, and hold IBM/Local IBM harmless against, any and all claims actions, liabilities, costs (including reasonable attorney fees) and expenses arising out of or in any way related to claims of patent, trademark, or copyright infringement or trade secret misappropriation arising out of or in any way related to any machines, parts, or deliverables (including diagnostic software) provided to IBM/Local IBM by Mfr. under this Agreement.

20.0 Limitation of Liability

IBM/Local IBM's entire liability and Mfr.'s exclusive remedy are set forth in this Section.

Under no circumstances is IBM/Local IBM liable for economic consequential damages (including lost profits or savings) or incidental damages, even if IBM/Local IBM is informed of their possibility.

IBM/Local IBM's liability for actual damages, for any claims whatsoever, will be limited to one hundred thousand (100,000) USD or lead country currency equivalent, except for claims by Mfr. for bodily injury or damage to real property or tangible personal property for which IBM/Local IBM is legally liable. Under no circumstances will IBM/Local IBM be liable for any damages claimed by Mfr. based on any third party claim.

The aforesaid limitations will apply, regardless of the form of action, whether in contract or in tort, including negligence.

21.0 Gifts or Gratuities

Both parties agree not to give or offer gifts or gratuities of any type to the other party's employees or members of their families. Gifts include entertainment, personal services, favors, discounts, or other preferential treatment of any kind. Such gifts or offerings may be construed as attempts to improperly influence the business relationship between the parties.

22.0 Employees

In no event will employees or agents of either party be considered employees or agents of the other party. Both parties assume full responsibility for the actions of their respective personnel under this Agreement and shall be solely responsible for their respective supervision, daily direction and control, wage rates, withholding income taxes, disability benefits, or the manner and means through which the work under this Agreement will be accomplished.

23.0 Commercial Insurance

Mfr. will maintain comprehensive general liability insurance for claims for damages because of bodily injury (including death) and property damage caused by or arising out of acts or omissions of Mfr.'s employees. Such insurance shall be in the combined single amount of not less than one million (1,000,000) USD or lead country currently equivalent and shall name IBM/Local IBM as an additional insured. A certificate of insurance shall be furnished to IBM/Local IBM upon request. Mfr. will also maintain Worker's Compensation insurance in the statutory amount. In no event shall the insurance be cancelled or materially changed without prior written notice to IBM/Local IBM.

24.0 Force Majeure

Neither party will be considered in default or liable for any delay or failure to perform any provision of this Agreement if such delay or failure arises directly or indirectly out of an act of God, acts of the public enemy, freight embargoes, strikes, quarantine restrictions, unusually severe weather conditions, insurrection, riot, and other such causes beyond the reasonable control of the party responsible for the delay or failure to perform, provided the affected party notifies the other party within fifteen (15) calendar days of the occurrence.

25.0 Order of Precedence

In the event of an inconsistency between terms of the various documents, the order of precedence shall be:

1.   Statement of Work ("SOW")

2.   Transaction Document (including Local Transaction Documents)

3.   Other Relevant Attachments

4. Body of this Agreement ("PART 2 - COUNTRY - UNIQUE TERMS'), prevails over ("PART I - GENERAL")

26.0 Severability

In the event that any term or condition contained in this Agreement is held to be invalid or unenforceable, the remaining terms and conditions shall be unaffected and shall continue to inure to the benefit of and to be binding upon the parties thereto.

27.0 Successors

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, assigns and legal representatives.

28.0 Limitation on Actions

Neither party will bring a legal action more than two years after the cause of action arose unless otherwise provided by local law without the possibility of contractual waiver or limitation.

29.0 Assignment

Mfr. must obtain IBM's written consent prior to assigning this Agreement, or any of Mfr.'s right hereunder, or delegating any of Mfr.'s duties hereunder. IBM/Local IBM's rights under this Agreement are freely assignable, IBM/Local IBM and Mfr. may assign or delegate all or part of this Agreement or Transaction Document to their respective subsidiaries or Related Companies.

30.0 Compliance with Governmental Legal Requirements

Each party agrees to comply and do all reasonable things necessary to help the other party comply with all country and local laws, regulations, and ordinances relative to this Agreement.

31.0 Waiver

Failure by either party to insist in any instance upon strict conformance by the other party to any term herein or failure by either party to act in the event of a breach shall not be construed as a consent to or waiver of any subsequent breach of the same or of any other term contained herein.

32.0 No Conflicts

Each party hereby represents and warrants that it has the authority to enter into and perform this Agreement and that the execution, delivery, and performance of this Agreement does not.

     1. violate any provision of law, statute, rule or regulation to which this Agreement is subject; or

     2.   violate any order, judgment, or decree applicable to that party; or

     3. conflict with, result in a breach or default under, or cause the termination of, any term or condition of any provision of any court order, trust document, agreement, document or other instrument or commitment which is binding on that party.

33.0 Nonexclusive Agreement

Nothing in this Agreement will prohibit either party from performing like or similar services for any other person or entity.


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

34.0 Governing Laws and Forum

Part 1-General of this Agreement shall be governed by the law of the lead country, without references to conflicts of law principles. SOWs shall be governed i) if issued with respect to work performed in any country included on the attached list of "EMEA Countries," by French law; or ii) if issued with respect to work performed in countries not included on the attached list of "EMEA Countries," by the law of the country in which the SOW is issued. Country Unique Terms, purchase orders, Attachments, and Transaction Documents (including Local Transaction Documents) shall be governed by the law of the country in which the transactions contemplated thereunder are performed. The "United Nations Convention on Contracts for the International Sale of Goods" does not apply.

35.0 Complete Agreement

This Agreement, its Attachments and relevant Transaction Documents constitute the entire Agreement and understanding of the parties with respect to the subject matter hereof, and no representations, terms, or agreements, other than those set forth herein have been relied upon or shall be binding upon any of the parties or imputed to any of them.

36.0 Third Party Beneficiary

This Agreement is not intended to benefit any party except IBM/Local IBM and Mfr. It is the parties express intent that this Agreement is not a third-party beneficiary contract.

IBM International Technical Support Agreement

The terms of this Agreement apply for all countries, except that the following terms are country amendments which replace or modify the General Terms in Part 1 for the identified country. All General Terms which are not changed by these amendments remain in effect as written.

EMEA-LIST OF THE IBM WORLD TRADE EMEA COUNTRIES
----

--------------------------------------------------------------------------------
-  ABU DHABI                   -  GUERNSEY                  -  POLAND
--------------------------------------------------------------------------------
-  AJMAN                       -  GUINEA                    -  PORTUGAL
--------------------------------------------------------------------------------
-  ALBANIA                     -  HUNGARY                   -  QATAR
--------------------------------------------------------------------------------
-  ALGERIA                     -  ICELAND                   -  RAS EL-KHAIMA
--------------------------------------------------------------------------------
-  ANGOLA                      -  IRAN                      -  REUNION
--------------------------------------------------------------------------------
-  ARMENIA                     -  IRAQ                      -  ROMANIA
--------------------------------------------------------------------------------
-  ASCENSION ISLAND            -  IRELAND                   -  RUSSIA/CIS
--------------------------------------------------------------------------------
-  AUSTRIA                     -  ISLE OF MAN               -  RWANDA
--------------------------------------------------------------------------------
-  AZERBAIJAN                  -  ISRAEL                    -  SAUDI ARABIA
--------------------------------------------------------------------------------
-  BAHRAIN                     -  ITALY                     -  SCILLY ISLES
--------------------------------------------------------------------------------
-  BELARUS                     -  IVORY COAST               -  SEMEA ITALY
--------------------------------------------------------------------------------
-  BELGIUM                     -  JERSEY                    -  SENEGAL
--------------------------------------------------------------------------------
-  BENIN (EX-DAHOMEY)          -  JORDAN                    -  SERBIA
--------------------------------------------------------------------------------
-  BOSNIA-HERZEGOVINA          -  KAZAKHSTAN                -  SEYCHELLES
--------------------------------------------------------------------------------
-  BOTSWANA                    -  KENYA                     -  SHARJAH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
-  BULGARIA                  -  KIRGHIZIA               -  SIERRA LEONE
--------------------------------------------------------------------------------
-  BURKINA FASO (EX-UV)      -  KUWAIT                  -  SLOVAK REPUBLIC
--------------------------------------------------------------------------------
-  BURUNDI                   -  KYRGYZSTAN              -  SLOVENIA
--------------------------------------------------------------------------------
-  CABO VERDE                -  LATVIA (BALTIC CTRY)    -  SOMALIA
--------------------------------------------------------------------------------
-  CAMEROON                  -  LEBANON                 -  SOUTH AFRICA
--------------------------------------------------------------------------------
-  CENTRAL AFRICAN REP       -  LESOTHO                 -  SPAIN
--------------------------------------------------------------------------------
-  CHAD                      -  LIBERIA                 -  ST. HELENA
--------------------------------------------------------------------------------
-  COMOROS                   -  LIBYA                   -  SUDAN
--------------------------------------------------------------------------------
-  CONGO-BRAZAVILLE          -  LIECHTENSTEIN           -  SWAIZILAND
--------------------------------------------------------------------------------
-  CROATIA                   -  LITHUANIA (BALTIC)      -  SWEDEN
--------------------------------------------------------------------------------
-  CYPRUS                    -  LUXEMBOURG              -  SWITZERLAND
--------------------------------------------------------------------------------
-  CZECH REPUBLIC            -  MACEDONIA               -  SYRIA
--------------------------------------------------------------------------------
-  DENMARK                   -  MADAGASCAR              -  TADJIKISTAN
--------------------------------------------------------------------------------
-  DJIBOUTI                  -  MALAGASY                -  TANZANIA
--------------------------------------------------------------------------------
-  DUBAI                     -  MALAWI                  -  TOGO
--------------------------------------------------------------------------------
-  EGYPT                     -  MALI                    -  TUNISIA
--------------------------------------------------------------------------------
-  ESTONIA (BALTIC)          -  MALTA                   -  TURKIYE
--------------------------------------------------------------------------------
-  EQUATORIAL GUINEA         -  MARTINIQUE              -  TURKMENIA
--------------------------------------------------------------------------------
-  ERITREA                   -  MAURITANIA              -  TURKMENISTAN
--------------------------------------------------------------------------------
-  ETHIOPIA                  -  MAURITIUS               -  UZBEKISTAN
--------------------------------------------------------------------------------
-  FINLAND                   -  MAYOTTE                 -  UGANDA
--------------------------------------------------------------------------------
-  FRANCE                    -  MOLDOVA                 -  UKRAINE
--------------------------------------------------------------------------------
-  FRENCH GUYANA             -  MONACO                  -  UMIM AL QIWAN
--------------------------------------------------------------------------------
-  FRENCH POLYNESIA          -  MOROCCO                 -  UNITED ARAB EMIRATES
--------------------------------------------------------------------------------
-  FUJAIRA                   -  MOZAMBIQUE              -  UNITED KINGDOM
--------------------------------------------------------------------------------
-  FYROM (Former Yugoslav    -  NAMIBIA                 -  VANUATU
Republic of Macedonia)
--------------------------------------------------------------------------------
-  GABON                     -  NETHERLANDS             -  WALLIS ET FUTUNA
--------------------------------------------------------------------------------
-  GAMBIA                    -  NEW CALEDONIA           -  YEMEN-NORTH
--------------------------------------------------------------------------------
-  GEORGIA                   -  NIGER                   -  YEMEN-SOUTH
--------------------------------------------------------------------------------
-  GERMANY                   -  NIGERIA                 -  YUGOSLAVIA (EX)
--------------------------------------------------------------------------------
-  GHANA                     -  NORTHERN IRELAND        -  ZAIRE
--------------------------------------------------------------------------------
-  GIBRALTAR                 -  NORWAY                  -  ZAMBIA
--------------------------------------------------------------------------------
-  GREECE                    -  OMAN                    -  ZAMBIA
--------------------------------------------------------------------------------
-  GUADELOUPE                -  PAKISTAN
--------------------------------------------------------------------------------


GERMANY

Section 20.0 Limitation of Liability (Additional Term)

The limitations and exclusions specified in the agreement will not apply to damages caused by IBM with fraud or gross negligence and for express warranty. IBM is liable for assured characteristics. The maximum amount of liability is limited to one million ($1,000,000) deutsche marks. Our liability under this term is limited to the violation of essential contractual terms in cases of ordinary negligence.

IRELAND

Section 10.0 IBM Warranty (Additional Term)

Except as expressly provided in these terms and conditions, all statutory conditions, including all warranties implied, but without prejudice to the generality of the foregoing all warranties implied by the Sale of Goods Act 1893 or the Sale of Goods and Supply of Services Act 1980 are hereby excluded.

ITALY

Section 20.0 Limitation of Liability (Replacement Term)

The second sentence of the third paragraph of this section is canceled and replaced by the following:

"Unless otherwise provided by mandatory law, this limitation will not apply to claims by Mfr. for bodily injury (including death) and damage to real property and tangible personal property caused solely by our negligence."

PORTUGAL

Section 20.0 Limitation of Liability (Replacement Term)

Unless otherwise provided by mandatory law, under no circumstances is IBM/Local IBM liable for economic consequential damages (including lost profits or savings) or incidental damages, even if IBM/Local IBM is informed of their possibility.

TURKIYE

Section 34.0 Governing Law and Forum (Replacement Term)

This Agreement will be governed by the Turkiye laws. All conflicts arising from this Agreement will be finally settled by the Courts of Commerce and Execution Offices of the Main Courthouse of Istanbul (Sultanahmet).

ASIA PACIFIC

AUSTRALIA

Section 10.0 IBM Warranty (Additional Term)

The warranties specified in this Section are in addition to any rights the Mfr. may have under the Trade Practices Act of 1974 or other legislation and are only limited to the extent possibility by the applicable legislation.

INDONESIA AND MALAYSIA

IBM business is conducted through local organizations acting as our agents. IBM will provide you with the name of the relevant organization that will fulfill this Agreement.

PAKISTAN

Section 3.9 (Additional Term)

Mfr. will undertake and comply with all legal requirements, including obtaining all licenses necessary for importation of Mfr. parts for delivery to Local IBM.

PEOPLE'S REPUBLIC OF CHINA (Additional Terms)

Mfr. may use a buyer as the agent to acquire Services from IBM in the People's Republic of China. The buyer will act on Mfr.'s behalf to sign the Transaction Document.

Section 1.0 Scope of Work

The Transaction Document is the standard IBM China Maintenance Contract with IBM China/Hong Kong Corporation for taxation purposes.

Section 5.0 Payment Terms

All banking charges incurred in the People's Republic of China shall be borne by Mfr. and those incurred outside of the People's Republic of China shall be borne by IBM.

Section 34.0 Governing Law and Forum

The laws of the state of New York govern this agreement. Any dispute concerning this Agreement may be settled by arbitration. The arbitration will take place in Stockholm, Sweden, under the auspices of the International Arbitration Center in English in accordance with the rules then in effect under the United Nations Commission on International Trade Law (UNCITRAL). The United Nation's Convention on agreements for the International Sale of Goods will apply.

The arbitration award will be final and binding on both parties and both parties shall act accordingly. The arbitration fee shall be borne by the losing party.

NORTH AMERICA
-------------

UNITED STATES OF AMERICA

Section 34.0 Governing Law and Forum (Additional Term)

The laws of the State of New York govern the Agreement and SOW. Both parties expressly waive their right to a trial by jury for an action resulting from the Agreement and/or SOW.

CANADA

Section 10.1 IBM Warranty (Additional Term)

Warranties include both warranties and conditions.

Section 20.0 Limitation of Liability (Additional Term)

IBM liability for bodily injury (including death) or damage to real property and tangible personal property shall be limited to that caused by IBM negligence. Under no circumstances is IBM liable for any indirect damages and harm to records and data.

This "Limitation of Liability" Section applies regardless of the basis on which Mfr. is entitled to claim damages from IBM, including, but not limited to:

               1.   breach of contract, even if fundamental breach; or

               2. tort, including, but not limited to, negligence or misrepresentation.

Section 34.0 Governing Law and Forum (Replacement Term)

The laws in the Province of Ontario govern this Agreement.

               Attachment A - Statement Of Work for USA ("SOW-A")

               & Other USA A-Series Attachments ("A-Attachments")

                                       For

                 Help Desk & Technical Support (HD&TS) Services

                                       To

            International Technical Support Agreement Number MW00033

                                     Between

               NetScreen Technologies, Inc. ("Mfr" or "NetScreen")

                                       And

               International Business Machines Corporation ("IBM")

Contained herein are the Statement of Work for USA (the "SOW-A") and other relevant USA Attachments (the "A-Attachments") to the IBM International Technical Support Agreement (the "Agreement").

This SOW-A and it's a-Attachments apply to Help Desk & Technical Support (HD&TS) services only.

All references to Attachments by their title are references to A-Attachments found herein unless indicated otherwise.

Attachment A (the "SOW-A") and it's A-series Attachments (the "A-Attachments"), along with SOW-B and the B-Attachments, collectively comprise the "Agreement" number MW00033.

The SOW-A and A-Attachments becomes effective once signed by both parties and both parties are bound by "PART 1 - GENERAL" and "PART 2 - COUNTRY UNIQUE TERMS" of Agreement MW00033, incorporated by reference, between NetScreen Technologies, Inc., as Mfr. Organizational Entity for USA (hereinafter "Mfr") and IBM Corporation for USA (hereinafter "IBM").

The SOW-A and A-Attachments describes the responsibilities of both Mfr and IBM for support services on the machines listed in Attachment A entitled "ELIGIBLE MACHINE LIST for USA" which are either manufactured or sold by Manufacturer.

The SOW-A and A-Attachments, in conjunction with the Agreement, constitutes the complete Agreement for the USA and replaces any prior oral or written communications between the parties. By signing below, both parties agree to the terms and conditions of the SOW-A and A-Attachments to the Agreement.

Once signed, 1) unless prohibited by local law or specified otherwise, any reproduction of the SOW-A and A-Attachment made by reliable means (for example photocopy or facsimile) is considered an original and 2) all machines listed and services described hereunder are subject to it.

Each signatory hereto represents and warrants that he/she is authorized to sign the SOW-A and A-Attachments on behalf of the party indicated.

IN WITNESS WHEREOF, and by the act of signing below, the parties hereto have caused the SOW-A and all A-Attachments to be signed and accepted in their entirety by their respective duty authorized representatives.

ACCEPTED AND AGREED TO: IBM Corporation (for USA)
  NetScreen Technologies, Inc.,
  Mfr. Organizational Entity (for USA)

By   /s/ James K. Gifford                  By  /s/ James Greenough
   ----------------------------------         ----------------------------------
   Authorized Signature                       Authorized Signature

Name (type or print): James K. Gifford     Name (type or print): James Greenough
                      ----------------                           ---------------

Title: Vice President Systems & Services   Title: Contract Advisor
       ---------------------------------          ------------------------------

Date:  August 9, 2001                      Date: August 9, 2001
       ------------------------------            -------------------------------

                                Table of Contents

                    Attachment A - STATEMENT OF WORK for USA

     1.0   Purpose
     2.0   Services Implementation
           2.1   Due Diligence/Implementation Period
     3.0   Deliverables
     4.0   Administrative Requirements
     5.0   Call Handling
     6.0   Mfr Technical Support
           6.1 Mfr Technical Support (Mfr TS) Assistance Outside Normal Business Hours
     7.0   Training
     8.0   Changes to the Statement of Work and Attachments
           8.1   Change Requests
           8.2   Change Administration
Attachment A1 - ELIGIBLE MACHINE LIST for USA
Attachment A2 -  SERVICES SUPPORT CHARGES for USA
     1.0   Help Desk & Technical Support ("HD&TS") Services Charges
           1.1   One-Time Setup/Start-Up Charge
           1.2 Monthly Minimum Per Case Help Desk & Technical Support ("HD&TS") Charge
           1.3   HD&TS Training Charge
Attachment A3 - CONTACT INFORMATION for USA
           1.0   Technical Contacts
           2.0   Administration/Billing Contacts
           3.0   Other Contacts
Attachment A4 - TRAVEL EXPENSE GUIDELINES for USA
           1.0   Reimbursement Expenses
           2.0   Required Invoice Back-up Documentation
Attachment A5 - HELP DESK & TECHNICAL SUPPORT SERVICES for USA
           1.0 Scope of Services
           2.0 Support Levels Defined
           3.0 Training
           4.0 Equipment
           5.0 Problem Incident Management
           6.0 Call Severity
           7.0 Additional Services and Support
           8.0 Contacts

Attachment A - STATEMENT OF WORK for USA

To reference to "PART 2 - COUNTRY UNIQUE TERMS" of the ITSA, "NORTH AMERICA", the Section entitled "UNITED STATE OF AMERICA" is amended as follows:

All changes herein apply to USA only. Any other countries that may be added to this Agreement are not bound by the below USA-only ITSA changes.

For good and valuable consideration hereby acknowledged by both of us, each of us agrees to amend the referenced IBM International Technical Support Agreement
(ITSA) with the following changes which are hereby incorporated into the ITSA under "PART 2 - COUNTRY UNIQUE TERMS", "NORTH AMERICA", "UNITED STATES OF AMERICA", and all changes herein take precedence over the affected content in "PART 1 - GENERAL" of ITSA. In the event of inconsistency between changes to the ITSA, the most current changes will govern.

The following USA "replacement" definition take precedence over the like-numbered definitions in "PART 1 - GENERAL" of the Agreement. Also, some "additional" USA definitions are defined below.

1.0    Scope of Work (Change in USA wording for "1.0" of "PART 1 - GENERAL" of
                      ---------
       the Agreement):

            The fifth paragraph has been abbreviated to read as follows: "Mr. Maintenance Agreements will be sold to end users by Mfr." All else remains unchanged.

2.0    Definitions (Replacement USA term for "2.10" & "2.10" of "PART 1 -
                    -----------
       GENERAL" of the Agreement):

2.4 The term end user shall mean the ultimate user of the machines and Mfr.'s authorized resellers, distributors or NetScreen Business Partners.

2.10: The term Mfr deliverables shall mean those items and materials as described in the SOW-A and A-Attachments and/or purchase orders, which are to be delivered to IBM by Mfr including but not limited to manuals, diagnostics, engineering changes (Ecs), technical support training, micro code and micro code, updates, resale tax exemption certificates, as well as items ordered via IBM purchase order (if any) and if applicable, installation procedures.

       Mfr will bear the entire cost of shipments for Mfr deliverables.

       The term IBM deliverables shall mean those items and materials as described in the SOW-A and A-Attachments that are to be delivered to Mfr by IBM, including but not limited to an implementation plan, and IBM HD&TS Operations Guide.

2.0    Definitions (Additional USA terms to "2.0 Definitions" of "PART 1 -
                    ----------
       GENERAL" of the Agreement):

2.17 The term IBM HD&TS Operations Guide shall mean the specific set of administrative instructions that IBM customizes and provides to Mfr by the end of the implementation period.

3.0 Term, Termination and Cancellation (Change of Subsection "3.3" in Section "3.0" of "PART 1 - GENERAL" of the Agreement):

3.3 IBM or Mfr. may terminate this Agreement, with or without cause, at any time upon at least ninety (90) days prior written notice.

4.0    Prices (Replacement USA Section for "4.0 Charge" or "PART 1 - GENERAL" of
               -----------
       the Agreement):

4.1 Mfr will pay IBM the support fees listed in "Attachment A2 - SERVICES SUPPORT CHARGES for USA", which will be mutually agreed in writing via the amendment process:

       1.     once during the due diligence/implementation period;

       2. once twelve months after end of the due diligence/implementation period; and

       3.     once every succeeding twelve-month period thereafter.

       IBM will provide Mfr with ninety (90) days prior written notice of any price adjustments.

4.3 If applicable, travel expenses authorized in advance by Mfr will be reimbursed to IBM in accordance with Attachment entitled "TRAVEL EXPENSE GUIDELINE for USA".

5.0    Payment Terms (Additional USA terms to "5.0" of "PART 1 - GENERAL" of the
                      ----------
       Agreement):

5.4 If IBM is submitting an invoice to Mfr for pay by Mfr, IBM's invoice shall include the complete IBM Agreement number. IBM's original invoice shall be mailed to the address below.

                          NetScreen Technologies, Inc.
                          Accounts Payable
                          350 Oakmead Parkway
                          Sunnyvale, CA  94085

6.0    Taxes (Replacement USA term for "6.0 Taxes") of "PART I - GENERAL" of the
              -----------
       Agreement):

       IBM will include appropriate sales and use taxes on IBM's invoices to Mfr unless Mfr has provided IBM with resale tax exemption certificates at the start of this Agreement, for each state in which service is being performed by IBM. In the event the parties enter into subsequent agreement for services to be performed in additional states, Mfr will provide IBM with resale tax exemption certificates before the start of any such services.

8.0 Failure to Deliver/Rights to Technical Data (Replacement USA term for Subsection "8.2", item "1," of Section "8.0" of "PART 1 - GENERAL" of the Agreement):

       1. an irrevocable, non-exclusive, worldwide, royalty-free license to use, execute, reproduce, display, perform, and distribute (internally and externally) copies of the documentation referenced in Section "8.1"; and

12.0 Most Favored Customer Benefits: Deleted entirely from "PART 1 - GENERAL" of the Agreement.

19.0   Indemnification (Replacement USA term for "19.0 Indemnification" of "PART
                        -----------
       1 - GENERAL" of the Agreement):

       Mfr. Agrees to indemnify and defend IBM/Local IBM against, any and all claims, actions, liabilities, costs (including reasonable attorney fees) and expenses resulting from i) third party claims of patent, trademark or copyright infringement or trade secret misappropriation arising out of or in any way related to the machines, parts, software, diagnostics, training manuals or other documentation, microcode or microcode updates supplied by Mfr. Or its representatives to IBM/Local IBM of Mfr.'s end users, or ii) third party claims for bodily injury or damage to real or tangible personal property for which Mfr. is liable.

       IBM/Local IBM agrees to indemnify and defend Mfr. against, any and all claims, actions, liabilities, costs (including reasonable attorney fees) and expenses resulting from i) third party claims of patent, trademark or copyright infringement or trade secret misappropriation arising out of or in any way related to the IBM Administration Guide or written reports supplied by IBM or its representatives to Mfr. under this Agreement, or
       ii) third party claims for bodily injury or damage to real or tangible personal property for which IBM is liable.

       In the event of such a claim as described in this Section 19, the indemnifying party shall indemnify and defend the indemnified party from and against any and all losses, damages, expenses (including reasonable attorney fees) and costs arising out of such claim; provided, however, that the indemnified party shall: (a) notify the indemnifying party promptly in writing of any such claim; (b) give the indemnifying party sole control over the defense and settlement of such claim, except that any non-monetary settlements affecting the indemnified party require the consent of the indemnified party; and (c) provide reasonable cooperation in defending any such claim, at the indemnifying party's expense.

   End cross-reference to "PART 2 - COUNTRY UNIQUE TERMS" of the ITSA, "NORTH
   --------------------------------------------------------------------------
                     AMERICA", "UNITED STATES OF AMERICA".
                     -------------------------------------

1.0    Purpose

       This is the Statement of Work for USA (the "SOW-A") and other USA Attachments (the "A-Attachments") for incorporation into the International Technical Support Agreement

       (the "Agreement") Number MW00033 between Mfr. Organizational Entity for USA (hereinafter "Mfr" or "NetScreen") and IBM Corporation for USA (hereinafter "IBM").

       The SOW-A and A-Attachments describe the Help Desk and Technical Support ("HD&TS") services and the responsibilities of both Mfr and IBM.

       The term of this SOW-A runs concurrently with the term of the ITSA unless the SOW-A is sooner terminated. IBM may terminate all or part of the SOW-A and/or one or more A-Attachments upon ninety (90) days prior written notice to Mfr.

       IBM intends to provide the following service to Mfr end users, and Mfr agrees to support such service by providing certain Mfr deliverables as required and described by the SOW-A and A-Attachments. The services to be provided are Help Desk and Technical Support ("HD&TS") Services.

       Mfr will be responsible for overall end user satisfaction for services provided under the SOW-A and A-Attachments.

2.0    Services Implementation

       IBM requires an implementation period of up to thirty (30) days from the effective date of the SOW-A to implement HD&TS services.

       IBM will notify Mfr in writing when the implementation period has elapsed or is complete and IBM is ready to commence with HD&TS services.

       Successful implementation by IBM is contingent upon Mfr's timely delivery of all Mfr deliverables (described in the SOW-A and A-Attachments) deemed necessary by IBM for successful commencement of HD&TS services.

2.1    Due Diligence/Implementation Period

       There will be a due diligence period which shall run concurrently with the implementation period. During the concurrent due diligence/implementation period, IBM and Mfr will jointly define and develop service support procedures or services as defined in both the SOW-A and A-Attachments. During this period:

       1. all assumptions used in the development of the SOW-A and other A-Attachments, and all roles and responsibilities related thereto, will be validated for accuracy;

       2. customized procedures will be developed to include administrative processes, services delivery, problem severity definitions and escalation procedures to assure timely resolution of all in-scope problems/requests managed by IBM; and

       3. an ongoing communications and management plan will be established in support of services agreed to by Mfr and IBM.

       Changes to the SOW-A or A-Attachments shall be processed per provisions in Section entitled "Changes to the Statement of Work and Attachments" of the SOW-A. Any discoveries and/or changes that result from the due diligence/implementation period may result in modification to the estimated schedule of delivery, charges, or other terms and conditions contained within the SOW-A and/or A-Attachments. IBM will provide Mfr with ninety (90) days prior written notice of any price adjustments.

3.0    Deliverables

       There are two types of deliverables; "Mfr deliverables" and "IBM deliverables", both of which are defined in the Agreement and/or the SOW-A.

       IBM service level objectives:

       1. Longest telephone hold waiting time of 5 minutes in the queue waiting for IBM service representative.

       2. Abandoned calls of less than 2%. Abandoned calls are calls terminating before they are answered or calls routed to voicemail.

       3. Voice messages returned within 30 minutes.

       4. 80% of the cases resolved within one day with the balance resolved within 48 hours unless escalated to Mfr. A case is an IBM problem management record within the IBM problem management system.

       5. All cases logged into IBM Problem Management System at the end of each call.

       6. All resolved cases closed in IBM Problem Management System the same day the cases are resolved.

4.0    Administrative Requirements

       Mfr Responsibilities

       Mfr will:

       1. coordinate all field communication activities between Mfr and the end user regarding service support as a part of the SOW-A and A-Attachments and all subsequent Amendments;

       2. designate a Mfr focal point to provide information to the IBM focal point to facilitate IBM's development of the IBM HD&TS Operations Guide;

       3. perform all Mfr responsibilities associated with the SOW-A and A-Attachments;

       4. provide IBM access to the Mfr end user service agreement database. Mfr shall provide a flat file of customer names, their Mfr contracted service level agreements, and expiration dates, which will be updated by Mfr and provided to IBM on at least a monthly basis.

       IBM Responsibilities

       IBM HD&TS will:

       1. receive all Level 1 and 2 eligible end user service call requests on machines in the "ELIGIBLE MACHINE LIST for USA" via Mfr telephony switch from Mfr. Any calls for machines not in the "ELIGIBLE MACHINE LIST for USA" will be returned to Mfr.

       2. verify the end user is under Mfr's service agreement and, for those Mfr end users not under a Mfr service agreement, IBM will continue to provide HD&TS services under this Agreement and notify Mfr of the occurrence;

       3. provide initial problem determination. If the problem is resolved, IBM HD&TS will close the call:

       4. if the action plan provided by IBM HD&TS Level 1 or Level 2 support engineers does not resolved the problem, IBM HD&TS and Mfr Level 3 will work together in problem resolution;

       5. not be held accountable for down time, repair time, response time, or end user satisfaction issues that are the result of Mfr's inability to fulfill its responsibilities

       6. provide IBM HD&TS telephone number and pager numbers to Mfr for use by Mfr to contact IBM to provide information regarding a customer case it handled. IBM shall be available twenty-four (24) hours a day, seven (7) days a week to respond to Mfr. Such call to IBM by Mfr will not be considered a billable case.

       7. respond to Mfr telephone call requests to provide information regarding a case IBM handled within fifteen (15) minutes from receipt of such telephone requests during normal business hours and within thirty
       (30) minutes when outside normal business hours.

       8. will resolve with Mfr end users' complaints about the performance of IBM Level 1 and Level 2 service representatives.

       9. will accept Mfr end user calls regarding issues and concerns with the service provided under this SOW-A and address appropriate; for those end user issues and concerns beyond IBM's control, the end user call will be transferred to the Mfr, who then has the responsibility to address the issues and concerns; and

       10. all end user issues not directly related to Level 1 and Level 2 are to be routed to the Mfr.

6.0    Mfr. Technical Support

The technical contacts for both parties are identified in Attachment entitled "CONTACT INFORMATION for USA".

Mfr Responsibilities

Mfr will maintain the necessary expertise, capabilities, and resources to enable IBM to support and maintain the machines, including but not limited to the following?

       1. make available all nonproprietary diagnostic programs and/or procedures required for IBM to service the machines;

       2. provide to IBM, when requested and at no cost to IBM, complete copes of all machine documentation deemed necessary by IBM to provide service on the machines listed in Attachment entitled "ELIGIBLE MACHINE LIST for USA";

       3. develop and make available to IBM a trouble-shooting guide that lists error codes by emulation and their likely fix. Mfr will provide copies of the trouble-shooting guide to IBM as requested, at no charge;

       4. provide Mfr TS toll free telephone number and pager numbers to IBM, which will be recorded in the IBM HD&TS Operations Guide and used by IBM to request technical support for the machines, at no charge to IBM. A recorded answering system is not acceptable for this purpose. The assistance shall be available twenty-four (24) hours a day, seven (7) days a week. Normally this assistance will be provided remotely by telephone, however, if it is mutually agreed that this method of assistance is not effective, Mfr. will provide on-site assistance at the end user location;

       5. respond to IBM telephone call requests for assistance within fifteen
       (15) minutes from receipt of such telephone requests, during the hours of 8:00 a.m. local prevailing time to 5:00 p.m. local prevailing time, Monday through Friday. IBM may elect to stay on hold awaiting connection to a Mfr technical support representative; and

       6. assist IBM as required in determining if a problem is outside the scope of services, at no charge to IBM.

6.1    Mfr. Technical Support (Mfr TS) Assistance Outside Normal Business Hours

       Technical support assistance on weekends, holidays, and when outside Mfr's normal business hours of 8:00 a.m. local prevailing time to 5:00 p.m. local prevailing time, Monday through Friday, will be provided through the following procedure:

       1. IBM will contact Mfr TS via a professional toll free telephone answering service (PTAS) during normal business hours and via a non toll free cell phone number or pager during after hours.

       2. IBM will identify itself and request emergency technical support assistance. IBM will provide the PTAS with the appropriate IBM contact name, area code and phone number.

       3. Mfr will respond within thirty (30) minutes from the time the PTAS or pager was initially contacted. If a Mfr TS representative cannot be reached, the PTAS will notify the IBM caller.

              IBM HD&TS will defer the closure of the service call with the end user and invoke the escalation procedures established in the IBM HD&TS Operations Guide.

       4. IBM may contact the PTAS at any time during the thirty (30) minutes response time window to request a status on the request for emergency technical support assistance.

7.0    Training.

       Refer to attachment entitled "HELP DESK & TECHNICAL SUPPORT SERVICES for USA" for additional training requirements.

       1. Mfr will be responsible for providing all machine related training for the number of HD&TS representatives required to support the SOW-A and other relevant A-Attachments throughout the term of the SOW-A.

       2. Mfr will develop training course content. Mfr and IBM will mutually agree on training course content.

       3. Mfr agrees to develop training course content, as follows:

              a. IBM's role will be to assist Mfr in understanding the HD&TS representative audience, assist with content recommendations, and review the training course materials to ensure it meets HD&TS requirements.

              b. During training course materials development, Mfr will, on a mutually agreed upon time schedule, provide IBM with drafts of course materials for review and feedback.

              c. IBM will require Mfr's assistance to define and list the service tasks and make applicable product/machine manuals available for review.

              d. If IBM personnel will be required to travel in order to support the service representative development training effort, then Mfr will be responsible for reasonable travel and living expenses.

              e. For Self Study type training materials (Video, CD-ROM, etc.) developed by the Mfr, Mfr will provide a mutually agreed upon quantity of such training materials to IBM that IBM will distribute to its HD&TS representatives. Mfr will resupply and provide updates to the Self Study type materials as required.

       4. As a part of the training development, Mfr and IBM will mutually agree on the training location for classroom/laboratory type courses and the delivery method of training. The preferred delivery method for HD&TS representative training to support the machine(s) listed in the Agreement is Instructor-Led Classroom/Hand On Lab training.

              a. For Instructor-Led classroom/Hands On Lab training, Mfr will perform the delivery.

       5. The training plan will be the result of a completed course development process with both parties agreeing to the training schedule.

       6.     Provided training shall include but not be limited to:

              a. machine/system overview;

              b. service manual overview/review;

              c. hardware/software service procedures;

              d. installation procedures;

              e. lab work documents & procedures for Instructor-Led Classroom/Hands-On Lab training or interactive Self-Study training; and

              f. actually problem case reviews and problem determination procedures.

       7. To supplement the above-training components, Mfr will, prior to course development, provide to IBM and objective list detailing proposed specific course functions.

       8. Each student will receive a complete set of machine servicing documentation upon completion of the training class.

       9. Mfr will provide all required hardware, software and spare parts to support an IBM classroom/laboratory training deliver effort, unless readily available within the IBM Raleigh Support Center locations.

       10. IBM will reserve the right to review and recommend charges to the training course content and delivery method as well as review and approve any alternative method of training deliver proposed by Mfr.

       11. New and/or additional machines added to Attachment entitled "ELIGIBLE MACHINE LIST for USA" will require a reevaluation of the training methodology by IBM.

       12. All costs associated with the training of HD&TS representatives on machines listed in Attachment entitled "ELIGIBLE MACHINE LIST for USA", or training conductedon new and/or additional machines added to that Attachment during the term of the SOW-A, will be the responsibility of Mfr and at Mfr's expense. These Mfr paid costs include:

              a. all costs associated with the duplication and distribution of training materials where IBM is performing this service;

              b. all costs for HD&TS representatives' reasonable and actual travel and living expenses incurred in connection with classroom/laboratory training on the machines;

              c. all costs associated with the transportation, setup and control of training equipment for laboratory based courses; and

              d. all costs incurred to bring HD&TS representatives up to the level of expertise required to support the machines, for which Mfr agrees to provide additional training at Mfr's expense.

       13. Training materials provided to IBM will be considered Mfr deliverables and grants to IBM the right to use such training materials as set forth in "PART I - GENERAL", Section entitled "Failure to Deliver/Rights to Technical Data" of the Agreement.

8.0    Changes to the Statement of Work and Attachments

       8.1    Change Requests

       IBM or MFR may request changes to the SOW-A and/or A-Attachments only in writing. The change request must describe the change, the rationale for the change, and the effect the change will have to the SOW-A, A-Attachments, and the Agreement.

       Both parties will review the proposed change and approve it for further investigation or reject it within thirty (30) days, unless otherwise agreed to. IBM will specify any charges for such investigation. If the investigation is authorized, both parties will agree to it in writing, which will constitute approval for the investigation charges. IBM will invoice Mfr for any such charges. The investigation will determine the effect that the implementation of the change will have on price, schedule and other terms and conditions of the Agreement.

       8.2    Change Administration

       Depending on the change, a written Agreement must be signed by both parties to authorize implementation of the investigated changes. However, IBM will modify and redistribute the IBM HD&TS Operations Guide in the event the agreed to change results only in a change to established procedures.

Attachment A1 - ELIGIBLE MACHINE LIST for USA

--------------------------------------------------------------------------------


Below are the machines eligible for HD&TS services.

Refer to Attachment entitled "SERVICES SUPPORT CHARGES for USA" for charges.

                              ELIGIBLE MACHINE LIST
                              ---------------------

                       Manufactured-Assigned Model Number:
                       -----------------------------------

                                      NS-5

                                    NS REMOTE

                                      NS10

                                      NS100

         Note: For machines that are added to this Attachment via Amendment, IBM requires a period of up to forty-five (45) days from the effective date of the applicable Amendment to implement HD&TS services.

Attachment A2 -  SERVICES SUPPORT CHARGES for USA

--------------------------------------------------------------------------------

       The following Services Support Charges apply to the SOW-A and A-Attachments for the HD&TS services being provided on the machines listed in the attachment entitled "ELIGIBLE MACHINE LIST for USA". If Mfr fails to pay in accordance with the terms of the Agreement, IBM reserves the right to institute prepayment conditions.

       1.0    Help Desk & Technical Support ("HD&TS") Services Charges

       1.1    One-Time Setup/Start-Up Charge

       IBM will invoice Mfr $48,000.00 USD upon the effective date of the SOW-A,
                            ----------
       a one-time setup/start-up charge payable in twelve equal monthly payments, at the beginning of each calendar month, under the terms of the Agreement. This charge includes the setup/start-up of all processes and procedures, including all IBM HD&TS escalation and customization procedures, and IBM systems requirements.

       1.2    Monthly Minimum Per Case Help Desk & Technical Support ("HD&TS")
              Charge

       IBM will stage HD&TS support with the following minimums: 400 cases prorated the first calendar month, 800 cases the second calendar month, and 1200 cases the third calendar month after the due diligence/implementation period ends. Mfr's first three monthly minimum HD&TS charges will be $11,600.00 USD for the first calendar month,
                             --------------------------------------------
       $23,200.00 USD for the second calendar months, and $34,800.00 USD for the
       --------------
       third calendar month invoiced upon completion of the due diligence/implementation period, prorated as stated above, invoiced at the beginning of each calendar month, payable under the terms of the Agreement.

       Beginning in the fourth calendar month after the end of the due diligence/implementation period, IBM will invoice Mfr a monthly minimum HD&TS of $34,800.00 USD, at the beginning of each calendar month, payable
                --------------
       under the terms of the Agreement.

       The total amount invoiced for each month will be equal to a) a minimum monthly charge as stated above or b) the actual Per Case HD&TS charges, whichever is greater. At the end of each month, the actual case volume for that month will be reconciled against the minimum charge. If the actual case volume is greater than the monthly minimum, an additional invoice will be created for the incremental amount.

       The above minimum charge applies to a 1,200 cases volume per month. Case volume data will be included with the invoice. Beyond the minimum case volume, IBM will charge Mfr $29.00 per case.

       A case may consist of multiple calls. All cases exceeding eighteen (18) minutes will be billed as additional cases in eighteen (18) minute case increments.

       Both the monthly and/or Per Case HD&TS services charge includes the use of IBM's systems, telephony support and labor.

       Per Case HD&TS Services charges (including monthly minimum) begin at the end of the due diligence/implementation period, regardless of IBM's receipt of Mfr's implementation data and deliverables, or begin when Per Case HD&TS Services have begun, whichever occurs first.

       1.3    HD&TS Training Charge:

       Additional HD&TS training during the term of the SOW. A due to new machines being added and/or function, feature or software changes on existing machines listed in Attachment ENTITLED "ELIGIBLE MACHINE LIST for USA" will be at Mfr. expense.

Attachment A3 - CONTACT INFORMATION for USA

--------------------------------------------------------------------------------

1.0    Technical Contacts

TECHNICAL CONTACT FOR IBM USA:
-----------------------------

       Jerry Harvey
       IBM Corporation
       140 Southcenter Court
       Morrisville, NC 27560
       harveyj@us.ibm.com
       ------------------
       (919) 461-3016

TECHNICAL CONTACT FOR NetScreen:
-------------------------------

       Adam Rypinski
       NetScreen Technologies, Inc.
       350 Oakmead Parkway
       Sunnyvale, CA  94085
       arypinski@netscreen.com
       (408) 730-6045

2.0    Administration/Billing Contacts

ADMINISTRATION/BILLING CONTACT FOR IBM USA:
-------------------------------------------

       Connie Rieske (Raleigh)
       IBM Corporation
       4800 Falls of the Neuse Road
       Raleigh, NC 27609
       Tel: (919) 713-1710
       Fax: 1-(800) 456-5329
       E-mail: crieske@us.ibm.com


3.0    Other Contacts

IBM HD&TS PROJECT MANAGER:
-------------------------

       Jerry Harvey
       IBM Corporation
       Tel. (919) 461-3016
       Fax: (800) 426-3379
       Pager: (919) 523-7738
       E-mail:  harveyj@us.ibm.com
                ------------------


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NetScreen PROJECT MANAGER:
-------------------------

       Roberto Angeles
       NetScreen Technologies, Inc.
       350 Oakmead Parkway
       Sunnyvale, CA  94085
       rangels@netscreen.com
       (408) 730-6067

IBM ALLIANCE SALES REPRESENTATIVE:

1.0    Technical Contacts

TECHNICAL CONTACT FOR IBM USA:
-----------------------------

       Jerry Harvey
       IBM Corporation
       140 Southcenter Court
       Morrisville, NC 27560
       harveyj@us.ibm.com
       ------------------
       (919) 461-3016

TECHNICAL CONTACT FOR NetScreen:
-------------------------------

       Adam Rypinski
       NetScreen Technologies, Inc.
       350 Oakmead Parkway
       Sunnyvale, CA  94085
       arypinski@netscreen.com
       (408) 730-6045

2.0    Administration/Billing Contacts

ADMINISTRATION/BILLING CONTACT FOR IBM USA:
-------------------------------------------

       Connie Rieske (Raleigh)
       IBM Corporation
       4800 Falls of the Neuse Road
       Raleigh, NC 27609
       Tel: (919) 713-1710
       Fax: 1-(800) 456-5329
       E-mail: crieske@us.ibm.com


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3.0    Other Contacts

IBM HD&TS PROJECT MANAGER:
-------------------------

       Jerry Harvey
       IBM Corporation
       Tel. (919) 461-3016
       Fax: (800) 426-3379
       Pager: (919) 523-7738
       E-mail:  harveyj@us.ibm.com
                ------------------

NetScreen PROJECT MANAGER:
-------------------------

       Scott Salisbury
       IBM Corporation
       404 Wyman Street
       Waltham, MA  02254
       (781) 639-7848
       Pager:  (800) 759-8888
       Pager ID:  8887900




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Attachment A4 - TRAVEL EXPENSE GUIDELINES for USA

--------------------------------------------------------------------------------

Mfr will reimburse IBM in accordance with the following guidelines for reasonable and actual travel and living expenses authorized in advance by Mfr and incurred solely in connection with services furnished under the SOW-A and A-Attachments. IBM's employees will exercise reasonable cost effectiveness when incurring these expenses.

IBM will submit an invoice to Mfr with the required supporting documentation to obtain reimbursement.

1.0    Reimbursement Expenses

Subject to the conditions stated above, Mfr will reimburse IBM for:

       1. reasonable transportation expenses, such as a per mile charge as described above, tolls, parking fees, taxis, and vehicle rentals;

       2. air transportation at the tourist or coach class rates for the most direct route of a schedule airline;

       3. lodging charges, to the extent they are commensurate with the average rates charged for that immediate area;

       4. reasonable expenses for meals;

       5. reasonable tipping;

       6. reasonable valet and laundry charges if a trip extends beyond four (4) days; and

       7. necessary business calls made on Mfr's behalf.

       Mfr will not reimburse personal expenses, such as hotel shop purchases, alcoholic beverages, and sundry items.

2.0    Required Invoice Back-up Documentation

The following information will be included with all invoices:

       1. IBM International Technical Support Agreement (the "Agreement") number;

       2. IBM Subcontractor Agreement number, (if applicable);

       3. Statement of Work number (if applicable);

       4. expenses incurred;



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       5. all supporting receipts;

       6. the remit-to address;

       7. the name of Mfr representative who authorized the expense; and

       8. IBM's invoice number and its date.






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Attachment A5 - HELP DESK & TECHNICAL SUPPORT SERVICES for USA

--------------------------------------------------------------------------------

1.0 Scope of Services

IBM will provide Level 1 and Level 2 Help Desk & Technical Support ("HD&TS") Services for Mfr machines listed in Attachment entitled "ELIGIBLE MACHINE LIST for USA." Level 3 calls will be escalated to Mfr.

2.0 Support Levels Defined

Level 1: Support calls pertaining to basic operation, installation, setup, configuration assistance and minimal net-work integration as it relates to adapting the Mfr machines to target Local Area Network (LAN). Level 1 support calls are generally resolved through the use of the instruction manuals or other user documentation.

Level 2: Support calls pertaining to the analysis, troubleshooting, and debugging of interoperability issues related to adapting the Mfr machines to the target LAN.

Level 3: Support calls pertaining to complex analysis, troubleshooting, and debugging of Mfr machines using in-depth knowledge of TCP/IP protocols, firewall and VPN technology and advanced network analysis tools and debugging techniques.

The development of the procedures to support these services and all training of IBM Support Center Representatives required to deliver such services will be completed during due diligence/implementation period.

The IBM HD&TS hours of operation will be 24 hours a day, 7 days a week.

IBM Responsibilities

IBM will provide the following Level 1 and Level 2 HD&TS Services as described below. IBM will have ownership of the service call during the Level 1 and Level 2 service process, including end user communications. In addition, IBM will provide end user configuration and usage support.

A.     Level 1 services will consist of:

       1. initial call receipt and entry into IBM's Problem Management System;

       2. documenting of end user operation problems including known trouble codes in the IBM Problem Management System;

       3. Level 1 problem determination will consist of:

              a. performing database search;



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              b.     providing WEB Page direction;

              c.     end user dialogue;

              d.     answering general how-to questions;

              e.     providing problem isolation support; and

       4. escalating to IBM Level 2 engineers for resolution of all Mfr end user calls received by IBM which cannot be resolved by IBM Level 1 service representatives.



B.     Level 2 services will consist of:

       1. further problem determination through symptom analysis;

       2. for those instances when the failure is machine related, IBM will contact Mfr per procedures in "Attachment A" (the SOW-A), Section entitled "Call Handling", "IBM Responsibilities";

       3. for those instances when the failure is known operating system software communications or inter-operability failure, and the fix has been made generally available by the software manufacturer, IBM Level 2 will advise Mfr end user of the availability of the software upgrade through the Mfr's software support licensing agreements. The end user will be provided with a contact as provided to IBM by Mfr, and for those instances in which IBM has completed all problem isolation and determination efforts up to and including Level 2 machine and software technical support, and an end user problem still exists, IBM will transfer Mfr end user and problem incident to the responsibility of Mfr Level 3 Technical Support.

C.     IBM's response for IBM HD&TS Services will be based on:

       1.     IBM Level 1 and Level 2 technical support responsibilities; and

       2.     problem severity.



Mfr Responsibilities

       Mfr will:

       1. assume ownership of a call once IBM has performed Level 1 and Level 2 machine and software technical support when problem determination and resolution actions have not corrected the end user problem;



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

       2. be responsible for, upon receiving ownership of a Mfr end user problem;

              a. maintaining end user contact based on problems severity;

              b. accessing the IBM Problem Management System to review current call status and IBM documented problem determination and resolution actions already taken;

              c. updating the IBM Problem Management System with incident status and corrective action taken to resolve the problem;

              d. transferring the problem incident record to IBM HD&TS for problem incident closure; or

              e. transferring the problem incident back to IBM HD&TS for problem resolution and call management closure.

3.0    Training

Mfr will provide, at no cost to IBM, training to IBM service representatives on Mfr machines listed in Attachment entitled "ELIGIBLE MACHINE LIST for USA", which will include training on both hardware and software machine configurations.

The initial training phase will consist of IBM-designated service representatives obtaining skills transfer at designated IBM lab, as mutually agreed upon by both Mfr and IBM during the due diligence/implementation period.

Once the IBM-designated services representatives are considered by the parties to be trained, Mfr technical support representatives will work in the IBM lab to complete machine setup and transfer of procedural skills.

The second phase of machine and software training will be provided during the due diligent/implementation period by Mfr to all IBM service representatives providing Level 1 and Level 2 services to Mfr end users on behalf of Mfr. The training will take place at the IBM lab, unless mutually agreed by Mfr and IBM to occur elsewhere.

4.0    Equipment

Mfr will consign and provide to IBM, all machines, software, and all other equipment required to diagnose and simulate problem re-creation in an end user environment, unless readily available within the IBM Raleigh Support Center locations. The costs of the equipment and the freight charges to ship the consignment to IBM will be the responsibility of Mfr.

All machine, software, and other equipment requirement will be determined after IBM and Mfr have worked together through the initial training phase.


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

5.0    Problem Incident Management

Service call entry and problem incident management will be handled through the IBM Problem Management System. Mfr end users will be transferred to IBM's HD&TS via the Mfr's telephony switch.

Upon receipt of an end user call, IBM HD&TS will answer the call on behalf of Mfr and enter the problem incident into the IBM Problem Management System. The end user will be provided with a problem number that will be used throughout the length of the incident.

Mfr will be provided with training from IBM on the access and usage of the IBM Problem Management System on one of Mfr's e-Service or WEB enabled desktop computers during the due diligence/implementation period.

IBM will provide Mfr with a USER ID, PASSWORD and the proper levels of authority to access all Mfr end user database and problem incident information on the IBM Problem Management System.

Mfr will also be provided with a Problem Management queue name where calls can be sent electronically by IBMHD&TS when support by Mfr Level 3 TS needs to be invoked.

6.0    Call Severity

Mfr end user problem incidents will be assigned a severity upon initial call entry with concurrence from the end user. That severity will be used throughout the length of the problem incident to determine how both Mfr and IBM respond to the call. The end user may change the severity of the problem incident at any time. IBM will not change the severity of the problem incident without agreement from Mfr end user.

Severity and corresponding response will be defined as follows:

Severity 1 - Machine is down. Situation is critical. End user expects an update to the problem incident every four (4) hours.

Severity 2 - End user is severely impacted by the performance of the machine. Update to the problem incident will be provided to the end user every twenty-four (24) hours.

Severity 3 - End user is moderately impacted by the performance of the machine. Update to the problem incident will be provided to the end user every four (4) days.

Severity 4 - End user is not impacted by the performance of the machine but feels there is a problem that must be addressed. Update to the problem incident will be provided to the end user every eight (8) days.

The severity levels will be included in the maintenance agreement between Mfr and the end user, and will also be used by both Mfr and IBM service representatives. All target dates must be adhered to based on the severity level set by the end user.


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7.0    Additional Services and Support

As new machines are added to Attachment entitled "ELIGIBLE MACHINE LIST for USA" and/or function, features or software are added to Mfr machines currently supported by IBM, all requirements for education and equipment as defined in this Attachment will apply.

IBM will provide statistical performance measurements listed below to Mfr. Other performance measurements as listed below, when requested by Mfr, will be mutually developed and agreed to by IBM and Mfr. If additional measurements are requested by Mfr, they may be provided to Mfr at an additional cost.

       7.1  Total number of calls received. - Weekly
       7.2  Total number of abandoned calls. - Weekly
       7.3  Average waiting time for calls waiting in queue. - Weekly
       7.4  Longest waiting time for calls waiting in queue. - Weekly
       7.5  Total number of cases resolved within the same day. - Monthly
       7.6  Total number of aging cases resolved within 48 hours. - Monthly
       7.7  Total number of cases escalated to Mfr. - Monthly

The IBM lab may function as a BETA test site for new machines added to Attachment entitled "ELIGIBLE MACHINE LIST for USA" or features, functions to Mfr machines currently supported by IBM, at Mfr's expense. The IBM lab used for a BETA test site would support initial training requirements of IBM service representatives.

8.0    Contacts

Refer to Attachment entitled "CONTACT INFORMATION for USA".

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